SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                        of the Securities Exchange Act of
                            1934 (Amendment No. ____)

Check  the  appropriate  box:

[X]  Preliminary  Information  Statement

[  ]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted by Rule
      14c-5(d)(2))
[  ]  Definitive  Information  Statement

                                Rich Earth, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

         [ ]  No  fee  required.
         [X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
         1)  Title  of  each  class  of securities to which transaction applies:

                          Common Stock, par value $.001
                   -----------------------------------------

         2)   Aggregate  number  of  securities  to  which  transaction applies:

                        20,000,000 shares of common stock
                   -----------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     $0.0003 (One Third of Par Value pursuant to Section 240.0-11(c) and (a)(4).
        Company  has  accumulated  capital  deficit.)
                   -----------------------------------------

         4)   Proposed  maximum  aggregate  value  of  transaction:
                                     $6,000
                   -----------------------------------------

         5)   Total  fee  paid:
                                       $75
                   -----------------------------------------

[  ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount  Previously  Paid:

-  ---------------------------------------------------

         2)   Form,  Schedule  or  Registration  Statement  No.:

 ---------------------------------------------------

         3)   Filing  Party:

 ---------------------------------------------------

         4)   Date  Filed:

 ---------------------------------------------------



                                RICH EARTH, INC.

                              INFORMATION STATEMENT
                  SHAREHOLDER MAJORITY ACTION AS OF MAY 4, 2000


WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS (THE "ACTION") OF RICH EARTH, INC. (THE "COMPANY") WAS TAKEN ON N MAY 4, 2000 BY THE MAJORITY SHAREHOLDERS IN ACCORDANCE WITH SECTIONS 78.315 AND 78.320, RESPECTIVELY OF THE NEVADA REVISED STATUTES. THESE TEN PERSONS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE COMPANY NECESSARY FOR THE ADOPTION OF THE ACTION.

1.     To  approve  the  amendment  of  the  Articles  of  Incorporation  to:
       1. change the name of the company from "Rich Earth, Inc." to "GlobalNet, Inc."; and
       2.  to  increase  the  number  of  directors  allowable  up  to  15;

2.     To  adopt  a  stock  option  plan;

3. To approve the Reorganization Agreement between the Company, GlobalNet International, Inc. and GN Acquisition Corp.;

4. To elect eleven persons to the Company's Board of Directors to serve until the next annual general meeting of shareholders and until their respective successors are elected and qualify; and

5. To approve employment agreements with Messrs. Robert J. Donahue and Colum Donahue.

SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 3, 2000 SHALL BE ENTITLED
                    TO RECEIPT OF THIS INFORMATION STATEMENT.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,



/s/  Xenios  Xenopoulos
_________________________________
XENIOS  XENOPOULOS,  PRESIDENT


Approximate  date  of  mailing:  May  9,  2000





                                RICH EARTH, INC.

                            ALUMINUM TOWER 5TH FLOOR
                     2 LIMASSOL AVENUE, 2003 NICOSIA, CYPRUS

                     INFORMATION STATEMENT FOR SHAREHOLDERS

The Board of Directors of Rich Earth, Inc., a Nevada corporation (the "Company") is furnishing this INFORMATION STATEMENT to shareholders in connection with a majority action of shareholders (the "Action") of Rich Earth, Inc. (The "Company") taken on May 4, 2000, in accordance with sections 78.315 and 78.320, respectively of the Nevada Revised Statutes. These ten persons collectively own in excess of the required majority of the outstanding voting securities of the company necessary for the adoption of the action. The following matters were approved:

-     certain  amendments  to  the  Articles  of  Incorporation  of the Company,
-     a  stock  option  plan,
- the reorganization agreement between the Company, GlobalNet International, Inc. and GN Acquisition Corp.,
- the entering into employment agreements with Messrs. Robert J. Donahue and Colum Donahue, and
- electing ten of the eleven persons who are to form the Company's Board of Directors.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

This Information Statement is first being mailed on or about May 9, 2000. This Information Statement constitutes notice to the Company's stockholders of corporate action by stockholders without a meeting as required by Chapter 78 of the Nevada Revised Statutes. This Information Statement is accompanied by the Company's Annual Report for the fiscal year ended December 31, 1999. The Annual Report includes the Company's most recent Annual Report on Form 10-KSB which has been previously filed with the Securities and Exchange Commission.

The  date  of  this  Information  Statement  is  May  9,  2000.





                                TABLE OF CONTENTS


                                                                                     Page
QUESTIONS AND ANSWERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  Outstanding Shares and Voting Rights. . . . . . . . . . . . . . . . . . . . . . .     2
  Approval of the Name Change . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  Election of New Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
  Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
  Expenses of Information Statement . . . . . . . . . . . . . . . . . . . . . . . .     3
  Interest of Certain Persons in Matters to Be Acted on . . . . . . . . . . . . . .     3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS . . . . . . . . . . . . . . . . . .     3

AMENDMENT TO ARTICLES OF INCORPORATION. . . . . . . . . . . . . . . . . . . . . . .     4
  Name Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
  Increase Number of Directors Allowed on Board . . . . . . . . . . . . . . . . . .     4

SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE REORGANIZATION AGREEMENT. . . . . . . .     5
  Background of the Reorganization. . . . . . . . . . . . . . . . . . . . . . . . .     5
  Reasons for Approval by the Majority Shareholders and Board of Directors. . . . .     5
  Accounting Treatment of the Reorganization. . . . . . . . . . . . . . . . . . . .     6
  Summary of the Reorganization Agreement . . . . . . . . . . . . . . . . . . . . .     6
  Related Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
  Material Terms of the Common Stock. . . . . . . . . . . . . . . . . . . . . . . .     8
  Summary of Private Placements . . . . . . . . . . . . . . . . . . . . . . . . . .     8
  Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
  Summary of Pro Forma Financial Statements . . . . . . . . . . . . . . . . . . . .    10
  Risks Related to the Reorganization . . . . . . . . . . . . . . . . . . . . . . .    11
  Certain Federal Income Tax Consequences . . . . . . . . . . . . . . . . . . . . .    11

INFORMATION CONCERNING GII. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  History of GII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  General Description of Business of GII. . . . . . . . . . . . . . . . . . . . . .    12
  Industry Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  Business Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
  Description of Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
  Sales and Marketing and Distribution. . . . . . . . . . . . . . . . . . . . . . .    14
  Target Markets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
  GII's Network . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
  Customer Relationship Management. . . . . . . . . . . . . . . . . . . . . . . . .    15
  Competition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
  Government Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
  Proprietary Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  Facilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  Selected Financial Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  Management Discussion and Analysis of Financial Condition and Results of Operations  18
  Risks Related to the Business of GII. . . . . . . . . . . . . . . . . . . . . . . .  19
  Forward-looking Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
  Information Concerning Nominees . . . . . . . . . . . . . . . . . . . . . . . . .    22
  Executive Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
  Board of Directors Report on Executive Compensation . . . . . . . . . . . . . . .    25
  Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
  Familial Relationships. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25

2000 STOCK OPTION PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
  Administration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
  Eligibility; Limitations of Options . . . . . . . . . . . . . . . . . . . . . . .    26
  Terms and Conditions of Options . . . . . . . . . . . . . . . . . . . . . . . . .    26
  Adjustments of Options on Changes in Capitalization . . . . . . . . . . . . . . .    27
  Amendment and Termination of the Plan . . . . . . . . . . . . . . . . . . . . . .    28
  Federal Income Tax Consequences of Options. . . . . . . . . . . . . . . . . . . .    28

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29

WHERE YOU CAN FIND MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .    29

INCORPORATION OF DOCUMENTS BY REFERENCE . . . . . . . . . . . . . . . . . . . . . .    29

EXHIBIT AAMENDMENT TO ARTICLES OF INCORPORATION . . . . . . . . . . . . . . . . . .    30
CERTIFICATE OF AMENDMENTTOARTICLES OF INCORPORATIONOFRICH EARTH, INC. . . . . . . .    31
-----------------------------------------------------------------------------------



EXHIBIT  A  -  Amendment  to  Articles  of  Incorporation
            - Certificate of Amendment to Articles of Incorporation of Rich Earth, Inc.

EXHIBIT  B  -  Agreement  and  Plan  of  Reorganization

EXHIBIT  C  -  Rich  Earth,  Inc.  -  Unaudited  Proforma  Financial  Statements

EXHIBIT  D  -  Globalnet  International,  Inc.  - Unaudited Financial Statements

EXHIBIT  E  -  Globalnet,  Inc.  2000  Stock  Plan






                              QUESTIONS AND ANSWERS
                              ---------------------


Q:       WHAT  AM  I  BEING  ASKED  TO  APPROVE?

A:     You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Ten shareholders holding a majority of the outstanding voting common stock of the Company (the "Majority Shareholders") have already agreed to approve:

  -   a  change  in  the  name  of  the  Company  to  "GlobalNet,  Inc.";
  - the reorganization agreement dated March 22, 2000, between the Company, GlobalNet International, Inc. and GN Acquisition Corp.;
  -   a  stock  option  plan;
  -   the election of eleven persons to the Board of Directors of the Company;
      and
  - entering into employment agreements with Messrs. Robert J. Donahue and Colum Donahue.

Q: WHY HAVE THE BOARD OF DIRECTORS AND THE MAJORITY SHAREHOLDERS AGREED TO APPROVE THESE ACTIONS?

A:     All  of  these  actions  are  necessary  to  accomplish  the terms of the
  Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of March 22, 2000, between the Company, GN Acquisition Corp., a wholly owned subsidiary of the Company, and GII.

Q:     WHAT  ARE  THE  BASIC  TERMS  OF  THE  TRANSACTION  WITH  GII?

A:     GII  will  merge  into GN Acquisition Corp., a wholly-owned subsidiary of the Company. In exchange for all the stock of GII, the shareholders of GII will receive 20,000,000 shares of in Common Stock of the Company which represents approximately 67% of the outstanding Common Stock of the Company. After the transaction is completed, GII will be a wholly owned subsidiary of the Company and the Company will be controlled by the former shareholders of GII. You will retain all of your present stockholdings in the Company and are not required to do anything.

Q:     WILL  I  RECOGNIZE  GAIN  OR LOSS IN CONNECTION WITH THE TRANSACTION WITH
       GII?

A: No. We expect the transaction to qualify as tax-free reorganization for United States federal income tax purposes.

Q:     DO  I  HAVE  APPRAISAL  RIGHTS?

A: No. Under Nevada law, which governs the transaction, stockholders of the Company are not entitled to appraisal rights.

Q:       ARE  THERE  ANY  CONDITIONS  TO  THE  TRANSACTION  WITH  GII?

A:       Yes.  There  are  several  conditions,  including  the  following:

  - the Company must file all reports that it is required to file with the Securities and Exchange Commission;
  -   approval  of  the  name  change  of  the  Company;
  -   provision  of  a  bridge  loan  to  GII  in  the  amount  of  $2,427,198;
  - the Company must not have less than $3,572,802 in cash on hand at the time of Closing;
  - adoption of a stock option plan for grant of options for up to 3,000,000 shares;
  - employment agreements having been entered into by the Company or it's proposed subsidiaries with Messrs. Robert J. Donahue and Colum Donahue;
  - resignation of the existing Board of Directors of the Company and the appointment of eleven nominee directors; and
  - a purchase and sale agreement having been entered into by Mr. Robert J. Donahue and Imperium Capital (USA) Inc.

Q:     WHAT  BUSINESS  IS  CONDUCTED  BY  GII?

A:     Established  in  1996, GII is a leading provider of high quality Internet telephony services that enable telecommunications carriers and other communications service providers to offer international voice, fax and other value-added applications over the Internet. By outsourcing international communications services to GII, GII's customers are able to lower costs, generate new revenue and extend their business into Internet-based services quickly, while maintaining service quality comparable to that of traditional voice networks. GII is a development stage company with executive offices at 721 East Madison Avenue, Suite 201, Villa Park, Illinois 60181. GII's main telephone number is 630-279-1735 and web site address is www.globalnetinternational.net. (See "GENERAL INFORMATION.")

Q:     ARE  THERE  RISKS  INVOLVED  IN  THE  TRANSACTION  WITH  GII?

A:     Yes.  After  the  transaction is completed, the Company's success will be totally  dependent  on the success of GII. GII is a development stage  company
  and  has  not   been  profitable  since  its  inception in 1996. There are no assurances that GII's operations will be profitable after the closing of the transaction. (See "SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE REORGANIZATION AGREEMENT - Risks Related to the Reorganization," and "INFORMATION CONCERNING GLOBALNET INTERNATIONAL, INC. - Risks Related to the Business of GII")

Q:     WHEN  DO  YOU  EXPECT  TO  COMPLETE  THE  TRANSACTION  WITH  GII?

A:     Within  approximately  a  month  after  the  date  of  this   Information
  Statement. As mentioned previously, there are several conditions to the closing of the transaction.

Q:     WHO  CAN  I  CALL  WITH  QUESTIONS?

A:     Please  call  our  legal  counsel  at  604-659-9188.



                               GENERAL INFORMATION
                               -------------------

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

At May 3, 2000 (the "Record Date"), the Company had 9,960,000 shares of Common Stock, par value $0.001 outstanding. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of Common Stock is entitled to one vote. The outstanding shares of Common Stock at the close of business on the Record Date for determining stockholders who would have been entitled to notice of and to vote on the amendments to the Company's Articles of Incorporation, were held by approximately thirty-six (36) stockholders of record. In connection with the GII transaction (the "Reorganization"), the Company and the Majority Shareholders have agreed to amend the Articles of Incorporation of the Company to change the name of the Company to GlobalNet, Inc. The Majority Shareholders have agreed by written consent in lieu of a shareholders meeting to the Reorganization, the adoption of a stock option plan, and election of directors of the Company. The complete text of the amendment to the Articles (the "Amendment to the Articles") for the name change is set forth in Exhibit A to this Information Statement.

Following the name change, the Share certificates you now hold will continue to be valid. In the future, new Share certificates will contain a legend noting the change in name or will be issued bearing the new name, but this in no way will affect the validity of your current Share certificates.

APPROVAL  OF  THE  NAME  CHANGE

The proposed change of the Company's name to "GlobalNet, Inc." is intended to convey more clearly a sense of the Company's business after the acquisition of GII. Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Majority Shareholders holding a total of 5,000,000 shares of Common Stock (50.2%), have already agreed to this action.

ELECTION  OF  NEW  DIRECTORS

The election of new directors is proposed because of the proposed acquisition by the former GII shareholders of over 67% of the outstanding common stock of the Company. The agreement with GII requires that new directors approved by the former shareholders of GII be appointed and elected to the Board of Directors of the Company. The Bylaws of the Company give the Board of Directors the authority to determine the number of directors, to increase or decrease the number of directors and to fill vacancies or eliminate vacancies by resolution of the Board of Directors. The Board of Directors has set the current number of directors at two. The directors must receive a plurality of the votes cast for director. The Articles of Incorporation of the Company do not allow for cumulative voting. The Majority Shareholders holding a total of 5,000,000 shares of Common Stock or 50.2% of the outstanding shares of Common Stock have voted to elect the following persons: Robert J. Donahue, Daniel M. Wickersham, Colum P. Donahue, Barry Toser, Jonathan Greenhill, Paul Fritz, Richard Wilson, Myron Gushlak, Carm Adimando, and Robert Kohn.

RECORD  DATE

The close of business May 3, 2000, has been fixed as the record date for the determination of shareholders entitled to receive this Shareholders' Information Statement.

EXPENSES  OF  INFORMATION  STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  ON

The Company has loaned GII $2,427,198 in exchange for GII delivering a security note payable with interest at the rate of 8% per annum. $2,127,198 of the proceeds of this loan are to be used by GII to fulfill the terms of a transfer agreement dated March 6, 2000, which was entered into by its predecessor DTA Communications Network, LLC. with I:Comm Networks, LLC. The remaining $ 300,000 are to be used for working capital purposes of GII and its affiliates.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 -----------------------------------------------

The following table sets forth information concerning the ownership of Common Stock immediately before and after consummation of the GII transaction, with respect to shareholders who were known to the Company to be beneficial owners of more than 5% of the Common Stock as of May 3, 2000, and officers and directors of the Company before and after the Reorganization individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.



                                         SHARES  BENEFICIALLY  OWNED(1)     PERCENT  OF  VOTING  STOCK(1)
                                         ------------------------------     -----------------------------

NAME AND ADDRESS OF BENEFICIAL                BEFORE          AFTER           BEFORE            AFTER
OWNER                                     REORGANIZATION  REORGANIZATION  REORGANIZATION   REORGANIZATION
----------------------------------------  --------------  --------------  ---------------  ---------------
Sandra Lausen
102 East Third Street
Yuma, AZ 85364 . . . . . . . . . . . . .         600,000         600,000             6.0%            1.93%
----------------------------------------  --------------  --------------  ---------------  ---------------

Gary Hancey
8587 Snowville Drive
Sandy, UT 84094. . . . . . . . . . . . .         600,000         600,000             6.0%            1.93%
----------------------------------------  --------------  --------------  ---------------  ---------------

Joe Murphy
5821 Emigration Canyon
Salt Lake City, UT 84108 . . . . . . . .         800,000         800,000             8.0%            2.57%
----------------------------------------  --------------  --------------  ---------------  ---------------
                                        3

Molloy Porter
P.O. Box 1306
Payson, AZ . . . . . . . . . . . . . . .         800,000         800,000             8.0%            2.57%
----------------------------------------  --------------  --------------  ---------------  ---------------

Keith Patterson
1487 East Thistle Downs Dr.
Sandy, UT 84092. . . . . . . . . . . . .         600,000         600,000             6.0%            1.93%
----------------------------------------  --------------  --------------  ---------------  ---------------

Xenios Xenopoulous(2)
Aluminum Tower 5th Floor
2 Limassol Avenue, 2003 Nicosia, Cyprus.         160,000         160,000             1.6%            0.51%
----------------------------------------  --------------  --------------  ---------------  ---------------

Robert J. Donahue(3)(4)(5) . . . . . . .               0       9,891,511               0%           32.97%
----------------------------------------  --------------  --------------  ---------------  ---------------

Daniel M. Wickersham(3)(4) . . . . . . .               0         250,000               0%            0.83%
----------------------------------------  --------------  --------------  ---------------  ---------------

Colum P. Donahue(3)(4) . . . . . . . . .               0       2,226,345               0%            7.42%
----------------------------------------  --------------  --------------  ---------------  ---------------

Barry Toser(3)(4). . . . . . . . . . . .               0         250,000               0%            0.83%
----------------------------------------  --------------  --------------  ---------------  ---------------

Richard Wilson(3)(4) . . . . . . . . . .               0               0               0%               0%
----------------------------------------  --------------  --------------  ---------------  ---------------

Jonathan Greenhill(3)(5)
555 Fifth Avenue, 18th Flr.
New York, NY 10017 . . . . . . . . . . .               0          25,000               0%            0.08%
----------------------------------------  --------------  --------------  ---------------  ---------------

Paul Fritz(3)(4) . . . . . . . . . . . .               0       1,296,845               0%            4.32%
----------------------------------------  --------------  --------------  ---------------  ---------------

Myron Gushlak(3)(6)
1626 Pinecrest Drive
West Vancouver, BC V7S 3H3 . . . . . . .               0               0               0%               0%
----------------------------------------  --------------  --------------  ---------------  ---------------

Carm Adimando(3)
47 Cherry Gate Lane
Turnbull, CT 06611 . . . . . . . . . . .               0         175,000               0%            0.58%
----------------------------------------  --------------  --------------  ---------------  ---------------

Robert H. Kohn(3)
1 Arbor Lane, P.O. Box 529
Pebble Beach, CA 93953 . . . . . . . . .               0               0               0%               0%
----------------------------------------  --------------  --------------  ---------------  ---------------

Directors and Officers as a Group(7) . .         160,000      14,364,701             1.6%           46.90%
----------------------------------------  --------------  --------------  ---------------  ---------------


1.     The  above  table  does  not include any shares of Common Stock which are or become issuable on the exercise  of  stock  options  or  warrants.
2.     Mr. Xenopoulos holds his shares in the Company in the name of Deremie Enterprises Limited. a Cyprus incorporated  company.  Mr.  Xenopolous  is  the sole director, officer and stockholders of Deremie
       Enterprises  Limited.
3.     Is  expected  to  be an Officer, Director or 5% shareholder of the Company after the Reorganization
4.     The  address  for  this  party  is: 721 East Madison Avenue, Suite 201, Villa Park, Illinois 60181.
5.     Jonathan  Greenhill,  is  a  member of Greenhill Partners, P.C., the shares reflected on this table will  be  held  by  Greenhill  Partners,  P.C.
6.     Does not take into consideration the Shares of Common Stock in which Mr. Donahue has agreed to sell to  Mr.  Gushlak.
7.     All  future  and  past  directors  stockholdings  are  included  here.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                     --------------------------------------

NAME  CHANGE.

The proposed amendment to the Company's Articles of Incorporation will cause the Company to change the name of the Company to "GlobalNet, Inc." On filing of the Amendment to the Articles of Amendment with the Nevada Secretary of State, the name change will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to the name change will be deemed automatically without any action on the part of the shareholders to represent the same number of shares of Common Stock after the name change.

INCREASE  NUMBER  OF  DIRECTORS  ALLOWED  ON  BOARD.



Article Five of the current Articles of Incorporation of the Company allows the Board of Directors to consist of one (1) to nine (9) members, as determined from time to time by the then existing Board of Directors. The proposed amendment will increase the number of members allowable to fifteen (15) members. The actual number of members on the Board of Directors will remain the sole discretion of the then existing Board of Directors. This amendment will become effective on filing the Amendment to the Articles of Incorporation with the Nevada Secretary of State.

The complete text of the Amendments to the Articles of Incorporation is set forth in Exhibit A to this Information Statement.


      SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE REORGANIZATION AGREEMENT
      --------------------------------------------------------------------

The Board of Directors of the Company has unanimously approved the Agreement and Plan of Reorganization ("Reorganization Agreement") dated March 22, 2000, among the Company, GN Acquisition Corp., a wholly owned subsidiary of the Company, and GII, which provides for or requires completion of the following series of transactions as conditions to consummation of the Reorganization:

- the Company becomes current in the filing of reports under the Securities Exchange Act of 1934;
-     change  the  name  of  the  Company  to  GlobalNet,  Inc.;
- the private placement sale of 600,000 shares in the Common Stock of the Company raising an aggregate total of $6,000,000 immediately prior to the Closing of the Reorganization Agreement;
- the issuance of 20,000 shares of Common Stock of the Company for each share of GII common stock issued and outstanding for a total issuance of 20,000,000 shares of Common Stock of the Company to the shareholders of GII;
-     the  resignation of the current directors and officers of the Company; and
-     the  appointment  of  eleven  new  directors  of  the  Company.

A majority of the Company's shareholders have agreed by way of a majority action of shareholders to approve the above transactions as well as the proposed change of the Company's name to "GlobalNet, Inc."

In addition, on or after the Closing of the Reorganization, it is expected (though not a condition to closing the Reorganization) that the Company will close a second private placement of Common Stock. (See "SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE REORGANIZATION AGREEMENT - Summary of Private Placements.")

BACKGROUND  OF  THE  REORGANIZATION

The Company was formed originally in October, 1988, to engage in investment and business development operations related to mineral research and exploration. The Company's attempts to enter this field were not successful and all attempts to engage in business ended before January of 1994, and the Company became dormant. Since that date the Company has had no operating assets or ongoing business and has been engaged in searching for an appropriate business opportunity for the shareholders. During 1999 and 2000, management of the Company reviewed various business plans and chose to pursue the acquisition of GII due to its growth opportunity.

In January to March, 2000, management of GII was seeking additional equity funding in order to fully implement their business and marketing plan for the expansion of their business. Messrs. Bob Donahue, President of GII, and Jonathan Greenhill, counsel to GII, commenced discussions with Mr. Myron Gushlak, an associate of Mr. Xenios Xenopoulos who is the sole director of the Company, in February 2000, by submitting to Messrs. Gushlak and Xenopoulos information on GII and a proposed plan of reorganization. The same persons together with Cummings and Lockwood, special legal counsel of GII and Alixe Cormick of Venture Law Corporation, legal counsel of the Company, negotiated that plan of reorganization which eventually became the Reorganization Agreement and was signed by the parties as of March 22, 2000.

REASONS  FOR  APPROVAL  BY  THE  MAJORITY  SHAREHOLDERS  AND  BOARD OF DIRECTORS

The Board of Directors has given careful consideration to the Reorganization, the existing business operations of GII, the future business potential and plans of GII, the current book value of the Company, the interest of shareholders of the Company, and the risks of the Reorganization to the existing shareholders. Based on the foregoing considerations, the Board of Directors together with the Majority Shareholders believe that the transactions contemplated by the Reorganization Agreement, including the name change, adoption of a stock option plan and entering into certain employment agreements, are fair and in the best interests of the Company.



The Majority Shareholders believe that the Company will benefit from the Reorganization, with an immediate impact being the significant new operations and revenues, assets, and shareholders' equity, as well as giving the Company the ability to expand the operations of GII based on the funding through the private placement(s).

ACCOUNTING  TREATMENT  OF  THE  REORGANIZATION

On Closing of the Reorganization, based on management's consultation with the auditors for the Company, Andersen, Andersen & Strong, of Salt Lake City, Utah and the auditors of GII, KPMG LLP, whose office is located in Chicago, Illinois, it appears that the proper accounting treatment is a so-called "reverse acquisition," whereby GII will account for the transaction as a purchase of the Company. GII is deemed to be the "acquirer" due to the common shareholders of GII ultimately controlling the reorganized company.

SUMMARY  OF  THE  REORGANIZATION  AGREEMENT

The following contains, among other things, a summary of the material features of the Reorganization Agreement. This Summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the executed Agreement and Plan of Reorganization a copy of which is attached hereto as Exhibit B.

GENERAL TERMS. The Company, GII and certain shareholders of GII have entered into an Agreement and Plan of Reorganization which provides that subject to the meeting of certain conditions, the Company will issue twenty-thousand shares of Common Stock with a restrictive legend for each share of GII common stock to the former shareholders of GII, for an aggregate total of twenty million shares, in exchange for all of the outstanding capital stock of GII. After the closing of the Reorganization, GII will be a wholly-owned subsidiary of the Company and the ownership of the Company will be controlled by the former shareholders of GII.

Before or after the Closing, the Company intends to issue approximately 1,200,000 shares of Common Stock in connection with the sale of units to investors in two private placement transactions (the "Private Placements"). The Company anticipates selling 600,000 Units in the first Private Placement and 600,000 units in the second Private Placement. Each unit in the first Private Placement consists of one share and one-half share purchase warrant (" Warrant") at a price of $10.00 per unit. Each whole Warrant is exerciseable for one additional share of Common Stock of the Company for six months from the date of purchase at a price of $15.00 per share. In connection with the first Private Placement the Company has agreed to provide LCP Capital Corp., a registered securities broker-dealer in the State of New York, a 300,000 share purchase warrants with each warrant exerciseable for one share of Common Stock of the Company for a six month period at a price of $15.00 per share. Each unit in the second Private Placement consists of one share and one share purchase warrant ("Warrant") at a price of $10.00 per unit. Again, each whole Warrant is exerciseable for one additional share of Common Stock of the Company for six months from the date of purchase at a price of $15.00 per share.

The exact number of shares to be issued in the Private Placements will be determined by the Board of Directors of the Company with written consent of GII. If 1,200,000 units are sold, there will be aggregate proceeds of $12,000,000, and maximum net proceeds to the Company of $11,990,000 after payment of expenses. The Private Placements will be made only to Accredited Investors as defined in Regulation D of the Securities Act of 1933, as amended (the "1933 Act"). The Company has received all subscription agreements and $4,500,000 in funds in connection with the first Private Placement. No assurances can be given that the Company will be successful in completing the Private Placements or, if completed, they will be completed on the terms described above.

On completion of the Reorganization and the Private Placements, the ownership of the Common Stock by (i) the current shareholders of GII, as a group, (ii) the current Rich Earth shareholders, as a group, and (iii) the investors in the Private Placements, as a group, is estimated to be as follows:






GROUPS OF SHAREHOLDERS          COMMON STOCK  % OWNED
------------------------------  ------------  --------
GII Shareholders . . . . . . .    20,000,000     64.2%
------------------------------  ------------  --------

Rich Earth Shareholders. . . .     9,960,000     32.0%
------------------------------  ------------  --------

Private Placement Shareholders     1,200,000      3.8%
------------------------------  ------------  --------

TOTAL OF ALL SHAREHOLDERS. . .    31,160,000    100.0%
------------------------------  ------------  --------

1. Assuming placement of 1,200,000 units and prior to the exercise of any associated warrants.







The above table does not include any shares of Common Stock which are or become issuable on the exercise of stock options or warrants. If all of such options/warrants are exercised, the ownership of the Common Stock is estimated to be as follows:


GROUPS OF SHAREHOLDERS          COMMON STOCK  % OWNED
------------------------------  ------------  --------
GII Shareholders . . . . . . .    20,000,000     61.8%
------------------------------  ------------  --------

Rich Earth Shareholders. . . .     9,960,000     30.8%
------------------------------  ------------  --------

Private Placement Shareholders     2,400,000      7.4%
------------------------------  ------------  --------

TOTAL OF ALL SHAREHOLDERS. . .    32,360,000    100.0%
------------------------------  ------------  --------


1. Assuming  placement  of  1,200,000  units  and exercise of all warrants.
2.     Currently  there  are  no  stock  options  issued  and  outstanding.


CLOSING. Closing is scheduled to take place at such time as agreed by the parties but in any event may not occur earlier than 20 days following notice to shareholders under this Information Statement as prescribed by Section 14C of the Securities Exchange Act of 1934 (the "Act").

CONDITIONS FOR CLOSING. The obligation of each of the parties to consummate the Reorganization is subject to the following conditions, among others:

-     the  Company  is  current  in  all  reports required to be filed under the
      Securities  Exchange  Act  of  1934,  as  amended;
- the Reorganization Agreement, name change, stock option plan and employment agreements have been approved by the holders of common stock of the Company;
- the issuance of 20,000 shares of Common Stock of the Company for each share of GII common stock issued and outstanding for a total issuance of 20,000,000 shares of Common Stock of the Company to the shareholders of GII;
-     the  resignation of the current directors and officers of the Company; and
-     the  appointment  of  eleven  new  directors  of  the  Company;  and
- at least 100% of the holders of common stock of GII have executed the Reorganization Agreement.

TERMINATION; WAIVERS. The Reorganization may be terminated at any time prior to the Closing by:

-     mutual  consent  of  the  parties,  or
- by GII or the Company if the other party is in material breach of any representation, warranty, covenant or agreement contained in the Reorganization Agreement, or
- by either party if the conditions to the obligations of such party to consummate the Reorganization have not been satisfied, or waived by July 1, 2000.

Each party may, by a written instrument, waive or extend the time for Closing or performance of any of the obligations of the other party pursuant to the Reorganization.

REGULATORY APPROVALS. No approvals by any governmental authority are required in order to complete the Reorganization

RELATED  TRANSACTIONS

EMPLOYMENT AGREEMENTS. In connection with the Reorganization Agreement, the Company has agreed to enter into two one-year employment agreements with Messrs. Bob Donahue and Colum Donahue. Each agreement becomes effective on the closing of the merger. The terms of the employment agreements are set out in more detail under "Election of Directors - Executive Compensation" in this Information Circular.



STOCK  PURCHASE  AGREEMENT.  As  a  part of the Reorganization, Imperium Capital
(USA), Inc. has entered into an agreement with Mr. Robert Donahue to purchase a certain number of the Shares of Common Stock of the Company to be received by Mr. Donahue on Closing of the Reorganization for an aggregate amount of $1,500,000. Imperium Capital (USA), Inc. is obligated to acquire these shares from Mr. Donahue within 30 days of the Reorganization being completed.

BRIDGE LOAN. On March 22, 2000, the parties executed a bridge note under which GII borrowed $2,427,198 from the Company. The principal amount of the note is due May 31, 2000 and will accrue interest at the rate of 8% per annum. Payment of the note will be extended to September 22, 2000, if the Reorganization Agreement is terminated by the Company. GII has used $2,127,198 of the proceeds of this loan to fulfill the terms of a transfer agreement dated March 6, 2000, which was entered into by its predecessor DTA Communications Network, LLC. with I:Comm Networks, LLC. The remaining $ 300,000 are to be used for working capital purposes of GII and its affiliates.

MATERIAL  TERMS  OF  THE  COMMON  STOCK

The authorized common stock of the Company consists of 100,000,000 shares of $0.001 par value stock. As of May 3, 2000, there were 9,960,000 shares issued and outstanding. At the closing of the Reorganization, 20,000,000 shares will be issued in exchange for all of the issued and outstanding shares of GII. On completion of the Reorganization and the Private Placements (assuming 1,200,000 units are sold in the Private Placements), 31,160,000 shares of Common Stock will be outstanding.

The holders of shares of Common Stock are entitled to one vote for each share held of record on each matter submitted to shareholders. Shares of Common Stock do not have cumulative voting rights for the election of directors. The holders of shares of Common Stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of the Company legally available for the payment of dividends. The holders of shares of Common Stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of the Company and have no rights to convert their Common Stock into any other securities.

On any liquidation, dissolution or winding up of the Company, holders of shares of Common Stock are entitled to receive pro rata all of the assets of the Company available for distribution to shareholders.

The foregoing summary of the material terms of the capital stock of the Company does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of the Company, as amended by the Amendment to the Articles attached hereto as Exhibit A.

SUMMARY  OF  PRIVATE  PLACEMENTS

TERMS OF PRIVATE PLACEMENTS. The Company is conducting a Private Placement of an estimated 1,200,000 shares of Common Stock in connection with the sale of units to investors in two private placement transactions (the "Private Placements"). The Company anticipates selling 600,000 Units in the first private placement and 600,000 units in the second private placement. Each unit in the first Private Placement consists of one share and one-half share purchase warrant (" Warrant") at a price of $10.00 per unit. Each whole Warrant is exerciseable for one additional share of Common Stock of the Company for six months from the date of purchase at a price of $15.00 per share. In connection with the first Private Placement the Company has agreed to provide LCP Capital Corp., a registered securities broker-dealer in the State of New York, a 300,000 share purchase warrants with each warrant exerciseable for one share of Common Stock of the Company for a six month period at a price of $15.00 per share.

Each unit in the second private placement consists of one share and one share purchase warrant ("Warrant") at a price of $10.00 per unit. Again, each whole Warrant is exerciseable for one additional share of Common Stock of the Company for six months from the date of purchase at a price of $15.00 per share. The Company may, in its discretion, close the Private Placement at any time after 600,000 units are sold. The Private Placement will be open until May 31, 2000. The closing of the Private Placement is conditioned on the closing of the purchase of GII.



USE OF PROCEEDS. There is a minimum of 600,00 units which must be sold and the closing of the Reorganization is contingent on closing the 600,000 units of the Private Placements. The net proceeds available to the Company from the sale of the Common Stock, assuming expenses of $10,000, will be $5,990,000 if 600,000 units are sold. The estimated use of proceeds will be as follows:



                                          AMOUNT    PERCENTAGE
                                        ----------  -----------
Bridge Loan to GII . . . . . . . . . .  $2,427,198       40.52%
--------------------------------------  ----------  -----------

Professional Fees. . . . . . . . . . .  $  400,000        6.68%
--------------------------------------  ----------  -----------

Equipment. . . . . . . . . . . . . . .  $  463,000        7.73
--------------------------------------  ----------  -----------

Salaries & Hiring Additional Personnel  $1,200,000       20.03%
--------------------------------------  ----------  -----------

Sales & Marketing. . . . . . . . . . .  $  500,000        8.35%
--------------------------------------  ----------  -----------

Working Capital. . . . . . . . . . . .  $  999,802       16.69%
--------------------------------------  ----------  -----------

 TOTAL:. . . . . . . . . . . . . . . .  $5,990,000         100%
--------------------------------------  ----------  -----------


Assuming that 1,200,000 of units are sold (assuming the first and second Private Placement are completed) and that the expenses will remain $10,000, the estimated use of net proceeds of $11,990,000 from both Private Placements will be as follows:






                               AMOUNT     PERCENTAGE
                             -----------  -----------
Bridge Loan to GII. . . . .  $ 2,427,198       20.24%
---------------------------  -----------  -----------

Professional Fees . . . . .  $   400,000        3.34%
---------------------------  -----------  -----------

Equipment . . . . . . . . .  $ 5,000,000       41.70%
---------------------------  -----------  -----------

Hiring Additional Personnel  $ 1,200,000       10.00%
---------------------------  -----------  -----------

Sales & Marketing . . . . .  $   500,000        4.17%
---------------------------  -----------  -----------

Working Capital . . . . . .  $ 2,462,802       20.55%
---------------------------  -----------  -----------

 TOTAL: . . . . . . . . . .  $11,990,000         100%
---------------------------  -----------  -----------

Although the Company intends to utilize the proceeds of the Private Placements as disclosed above, the Company's Board of Directors will have complete discretion as to the final use of proceeds and the appropriateness of:

-     key-man  life  insurance,
-     obtaining  officer  and  director  liability  insurance,
-     employment  contracts  with  executive  officers,
-     indemnification  contracts,  and
-     incentive  plans  to  award  executive  officers  and  key  employees.

No assurances can be given that the decisions will lead to agreements that are on terms advantageous to the Company. Pending the above uses, the Company intends to invest the net proceeds from this Offering in short-term, interest bearing, investment grade securities.

RESTRICTIONS ON RESALE. All shares and warrants issued in connection with the Private Placements are considered restricted securities and cannot be sold to the public for a period of one year from the date of purchase or until the securities are qualified under a registration statement registering the resale of the securities.

REGISTRATION  RIGHTS

The Company has agreed to register for resale with the Securities and Exchange Commission the following shares of Common Stock issued in connection with the Reorganization and the Private Placements:

-     shares  to  be  issued  in  connection  with  the  two Private Placements;
- shares issuable on exercise of certain warrants of the Company to be granted to investors in connection with the two Private Placements; and
- shares issued to the stockholders of GII in connection with the Closing of the Reorganization.

SUMMARY  OF  PRO  FORMA  FINANCIAL  STATEMENTS

The following unaudited pro forma financial information for the Company is based on the historical financial statements of the Company (which appear in the Annual Report to Stockholders which accompanies this Information Statement) and of GII (which are attached to this Information Statement as Exhibit D) and has been prepared on a pro forma basis to give effect to the Reorganization under the purchase method of accounting, as if the transaction had occurred at May 9, 2000, for each operating period presented. The pro forma information was prepared based on certain assumptions described below and may not be indicative of results that actually would have occurred had the Reorganization occurred at the beginning of the last full fiscal year presented or of results which may occur in the future. The unaudited pro forma consolidated financial data and accompanying notes should be read in conjunction with the annual financial statements and notes thereto of GII appearing at Exhibit D in this Information Statement.

The unaudited pro forma consolidated balance sheet as of December 31, 1999, presents the financial position of the Company as if the Reorganization had occurred had been closed on that date and was prepared utilizing the audited balance sheets as of December 31, 1999, of the Company and the unaudited balance sheets of GII's predecessor DTA Communications Network, LLC. The pro forma consolidated statements of operations data presented assumes the Reorganization occurred at the beginning of the periods presented. It should not be assumed that the Company and GII would have achieved the unaudited pro forma consolidated results if they had actually been combined during the periods shown.

The Reorganization is expected to be accounted for as a purchase. The common shareholders of GII will receive 20,000 shares of Common Stock for each share of GII common stock resulting in the current stockholders of GII acquiring approximately 67% of the outstanding Common Stock of the Company excluding the Private Placement shares to be issued.

The unaudited pro forma consolidated results are based on estimates and assumptions, which are preliminary and have been made solely for the purposes of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

The unaudited pro forma combined results should be read in conjunction with the historical consolidated financial statements and notes thereto set forth herein, and other financial information pertaining to the Company and GII, including "Management's Discussion and Analysis of Financial Condition and Results of

Operations" for each of the Company and GII. Pro forma financial information is set forth in greater detail in the Pro Forma Financial Statements beginning on Exhibit C of this Information Statement.



                                                                      FOR THE PERIOD ENDED
PRO FORMA INCOME STATEMENT:                                            DECEMBER 31, 1999
                                                                     (STATED IN THOUSANDS)
                                                                       -----------------
Revenues. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $              27,474
Cost of Revenues. . . . . . . . . . . . . . . . . . . . . . . . . .  $              26,587
Gross Profit. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                 887
Other Income and Expenses . . . . . . . . . . . . . . . . . . . . .                ($2,618)
Net Income (Loss) . . . . . . . . . . . . . . . . . . . . . . . . .                ($1,731)
Net Income (Loss) Per Share . . . . . . . . . . . . . . . . . . . .                ($0.058)

                                                                              AS OF
PRO FORMA BALANCE SHEET:                                                DECEMBER 31, 1999
                                                                        -----------------
Total Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $           6,416,475
Total Liabilities . . . . . . . . . . . . . . . . . . . . . . . . .  $           5,416,475
Stockholders' Equity. . . . . . . . . . . . . . . . . . . . . . . .            ($1,778,127)
Book Value Per Share. . . . . . . . . . . . . . . . . . . . . . . .                ($0.059)




RISKS  RELATED  TO  THE  REORGANIZATION

YOU WILL SUFFER IMMEDIATE AND SUBSTANTIAL DILUTION OF YOUR PERCENTAGE EQUITY AND VOTING INTEREST. We will issue 20,000,000 shares of common stock to the stockholders of GII. The 20,000,000 shares would represent approximately 67% of the number of shares of common stock outstanding as of May 9, 2000. Accordingly, the Reorganization will have the effect of substantially reducing the percentage equity and voting interest held by each of our stockholders.

THE GII STOCKHOLDERS MAY BE ABLE TO SIGNIFICANTLY INFLUENCE US FOLLOWING THE SHARE ISSUANCE. The substantial ownership of common stock by the GII stockholders after the Closing of the Reorganization will provide them with the ability to exercise substantial influence in the election of directors and other matters submitted for approval by Company's stockholders. Following the closing of the Reorganization, the ownership of common stock by the GII stockholders, including those who will become directors and/or executive officers of the Company, will represent approximately 67% of the outstanding shares of the Company on May 9, 2000. This concentration of ownership of the Compan's common stock may make it difficult for other stockholders of the Company to successfully approve or defeat matters which may be submitted for stockholder action. It may also have the effect of delaying, deterring or preventing a change in control of the Company without the consent of the GII stockholders. In addition, sales of common stock by the GII stockholders to a third party may result in a change of control of the Company.

THE COMBINED COMPANY MAY BE UNABLE TO OBTAIN REQUIRED ADDITIONAL CAPITAL. As indicated in the risk factors relating to GII below, the combined company will need to raise up to $6 million in a combination of debt and equity securities to have sufficient working capital to run and grow the business through December 31, 2000. Should the combined company be unsuccessful in its efforts to raise additional capital, it will be required to curtail its plans or it may be required to cut back or stop operations. There can be no assurance that the combined company will raise additional capital or generate cash from operations sufficient to meet its obligations and planned requirements.

WE MAY NOT BE ABLE TO SUCCESSFULLY INTEGRATE GII INTO OUR OPERATIONS. The integration of GII into our operations involves a number of risks, including:

-     difficulty  integrating  GII's  operations  and  personnel;
-     diversion  of  management  attention;
-     potential  disruption  of  ongoing  business;
-     inability  to  retain  key  personnel;  and
-     impairment  of  relationships  with  employees,  customers  or  vendors.

Failure to overcome these risks or any other problems encountered in connection with the Reorganization or other similar transactions could reduce the value of the Reorganization to us. This could reduce the value of the Company common stock.

WE MAY LOSE RIGHTS UNDER CONTRACTS WITH CUSTOMERS AND OTHER THIRD PARTIES AS A RESULT OF THE REORGANIZATION. GII has numerous contracts with suppliers, customers, licensors, licensees and other business partners. The Share Issuance may trigger requirements under some of these contracts to obtain the consent, waiver or approval of the other parties. If we cannot do so, we may lose some of these contracts or have to renegotiate the contracts on terms that may be less favorable. In addition, many of these contracts have short terms or can be terminated following a short notice period. Loss of these contracts would reduce our revenues and may, in the case of some contracts, affect rights that are important to the operation of our business.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

The following discussion is limited to the material federal income tax consequences of the proposed reorganization and does not discuss state, local, or foreign tax consequences or all of the tax consequences that might be relevant to an individual shareholder of the Company. The Company has not sought an opinion as to the tax consequences of the Reorganization, however, the Company believes that the Reorganization will qualify for federal income tax purposes as a tax free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Company will not recognize a gain or loss as a result of the Reorganization. Nor will the stockholders of the Company recognize a gain or loss.

YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO SPECIFIC TAX CONSEQUENCES TO YOU BY THE REORGANIZATION INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER APPLICABLE TAX LAWS.



                           INFORMATION CONCERNING GII
                           --------------------------

HISTORY  OF  GII

The business of GII was established in 1996 by Robert Donahue under the name DTA Communications Network, LLC., a private Illinois corporation The DTA Communications Network, LLC. became GII in March 2000. GII has one wholly owned subsidiary GlobalNet, LLC, a private Illinois corporation. GII's predecessor was formed to capitalize on the growth of the Internet as a communications tool by commercially offering IP telephony network and application services in and between Mexico and United States in partnership with Protel SA, a licensed Mexican telecommunications carrier. GII expanded its services to Guatemala through an interconnect agreement with Protel SA. GII has also recently added
Alestra  SA  de  CV  (AT  &  T)  and  MarCatel  as  Mexican  partners.

GENERAL  DESCRIPTION  OF  BUSINESS  OF  GII

GII provides Internet Protocol (IP) telephony services, that enables telecommunication carriers and other communication service providers to offer international transmission of voice, data traffic and other value added applications over the Internet. IP telephony is the real time transmission of voice communications in the form of digitized "packets" of information over the public Internet or a private network, similar to the way in which e-mail and other data is transmitted. By outsourcing international communications services to GII, customers are able to lower costs, generate new revenue and extend their business into Internet-based services quickly while maintaining service quality comparable to that of traditional voice networks. These customers include traditional, local, international and wholesale long distance companies and competitive local exchange carriers, as well as new telecommunications service providers.

INDUSTRY  OVERVIEW

CONVERGENCE OF GLOBAL TELECOMMUNICATIONS AND DATA SERVICES. Over the past decade the telecommunications industry has grown at a rapid rate in all market segments. Factors contributing to this boom include domestic and international deregulation, technological development, lower cost network deployment and the globalization of business. Wholesale telecommunications service revenue was approximately $37 billion in 1998. According to Phillips Group-Info Tech, an industry research firm, this market is projected to grow to approximately $100 billion by 2003.

The volume on data networks has grown at an even faster rate. This growth has been driven by several factors, including technological innovation, high penetration of personal computers and, in particular, by the rapid expansion of the Internet as a global medium for communications, information and commerce. International Data Corporation, a market research firm, estimates that the number of Internet users worldwide will grow from approximately 142 million in 1998 to approximately 399 million in 2002. This increase in data traffic has necessitated additional data network capacity and quality. As a result, businesses have invested billions of dollars in order to meet this need.

We believe that such transformations will spur the creation of new applications such as email, Internet usage, unified messaging, Web hosting, broadband broadcasts, e-commerce and IP Telephony. This will drive the need for application service providers to offer applications to business and customers who cannot afford to own the necessary applications themselves.

NETWORK INFRASTRUCTURE. The basic technology of traditional telecommunications is designed for slow mechanical switches. Communications over the traditional telephone network are routed through circuits which must dedicate resources to each call until the call ends, regardless of whether anyone is actually talking on the circuit. This circuit-switching technology incurs a significant cost per call and does not efficiently support the integration of voice with data services.

Data networks, however, were designed for electronic switching. They break the data stream into small, individually addressed packages of data which are routed independently of each other from the origin to the destination. Therefore, they do not require a fixed amount of bandwidth to be reserved between the origin and destination of each call. This allows multiple voice or voice and data calls to be pooled, resulting in these networks being able to carry more calls with an equal amount of bandwidth.



THE EMERGENCE OF IP TELEPHONY. Frost & Sullivan, a consulting and research firm, expects voice over internet protocol (VoIP) technology or IP Telephony to be the most significant development in the telecommunications industry since wireless technology. Industry revenues are anticipated to grow from under $2 billion in 1999 to over $10 billion by 2005. IP Telephony consists of both traditional and enhanced voice and fax services, including the addition of interactive voice capability to web sites, among others. IP Telephony serves both the extensive market of existing phone users and the expanding market of computer users.

IP Telephony based on Internet protocols emerged in 1995, with the invention of a personal computer program that allowed the transport of voice communications over the Internet via a microphone connected to a personal computer. Initial sound quality was poor and the service required that both parties to the conversation use personal computers instead of telephones. In 1996, the advent of the gateway for the first time offered anyone with access to a telephone the ability to complete calls on the Internet. A gateway facilitates Internet transport of telephone services traditionally carried over the traditional telephone network.

ADVANTAGES OF IP TELEPHONY. IP Telephony is expected to make networks long distance telephone calls transported over the Internet less expensive than similar calls carried over the traditional telephone network primarily because the cost of using the Internet is not determined by the distance those calls need to travel. Also, routing calls over the Internet is more cost-effective than routing calls over the traditional telephone network because the technology that enables Internet telephony is more efficient than traditional telephone network technology. The greater efficiency of data networks creates cost savings that can be passed on to the consumer in the form of lower long distance rates.

BUSINESS  STRATEGY

GII's goal is to be the leading provider of Internet-based voice and fax services. In order to achieve this goal we intend to:

- Establish strategic partnerships with in-country qualified service providers in target countries;
- Provide bilateral voice, fax, and enhanced services between the partner network and GII's backbone network;
- Aggressively grow traffic levels to gain market penetration, customer base and revenue growth;
- Deploy GII's private IP backbone network to strategic partners and with GII's strategic partners to convert legacy systems to an IP based platform within the country.
- Work with strategic partners to deploy an application service provider ("ASP") suite of products across the end to end IP network;
- Provide customers and affiliates with direct access to GII's 24/7 high tech call center;
-     Continue  to  provide  leadership in the development of industry standards

- Deliver additional IP communication services over GII's private IP backbone and public Internet.

GII has assembled a very experienced telecommunications management team to implement this strategy.

DESCRIPTION  OF  SERVICES

GII provides Internal Protocol (IP) based network and application services . This is achieved by using public Internet and private IP based networks allowing a low transport to match the small competitors while enabling an enhanced product set offered by large carriers.

Currently GII provides bilateral voice, fax and enhanced services between the partner network and GII's backbone network. The backbone network is managed from a United States based network operations center (NOC) which will be fully operational in the fourth quarter of 2000. GII also provides customers with an Application Service Provider (ASP) suite of products including voice, data, Internet services & the delivery of IP based content applications across the end-to-end IP network thus giving Internet Service Provider (ISP) the ability to bring voice and data products to its customers and to buy Internet connectivity from a single source. GII has built a reliable, private network utilizing voice over Internet Protocol (VoIP).

Utilizing an IP based technology and platform, GII is able to intermix voice, data, Internet and multimedia efficiency and transport this mix over a single delivery system enabling GII to apply Quality of Service (QoS) to each of its products.

A  description  of  services  offered  by  GII  include  the  following:



- INTERNATIONAL WHOLESALE MINUTES. GII offers international wholesale network transmission service to the U.S. based on Tier 1, 2, and 3 carriers, including MCI WorldCom, Sprint, Teleglobe, Qwest and Global Crossing via the GlobalNet International Network. GII's network partners provide high quality termination facilities in each of GII's Global POPs.
- BI-DIRECTIONAL SWITCHED VOICE, FAX AND ENHANCED SERVICES. GII will route traffic from each of its partner countries on a worldwide basis.
-     PREPAID  CARDS.  GII  offers  prepaid  card services at competitive rates.
      This service is distributed to the end user via wholesale agents/distributors and retail distribution points.
- PACKET DATA SERVICE. GII packet data services include frame relay and ATM, and are offered as an access product to interface with GII's IP based backbone infrastructure. Network-to-Network and User-to-Network Interfaces, for sites not directly served by the Company's backbone, making connecting any location both easy and affordable.
- VIRTUAL PRIVATE NETWORKS (VPNS). GII's VPN data service offers the benefits of a private network (security, controlled performance) with the advantages of public networks (flexibility, scalability, redundancy, load sharing, performance, lower costs).
- MULTIMEDIA TRANSPORT. Stable video transport can be delivered using GII's packet data products.
- IP SERVICES. Voice, fax, and video over IP, international extranet and intranet virtual private networks (VPNs) are offered.
- DEDICATED INTERNET ACCESS. Dedicated Internet connectivity through GII's in-country partners for resale to ISPs as their primary or secondary feed and to telecom carriers within the country who wish to provide Internet services to their customers. Customers of the ISP or telecom carrier will purchase either dedicated or dial-up access, which will be supported at the ISP/carrier level.
- WEB HOSTING. Provided space on GII's severs to support hosting for customers who either do not have their own capability or who would prefer to have their site hosted in the United States. GII will also provide mirrored Web hosting to the partner's customers. Mirrored hosting is a service enabling an Internet Web site to be hosted at multiple locations, providing redundancy and backup if the customer's primary site is unavailable.
- ELECTRONIC COMMERCE. Business to business products. GII will acquire the licenses and rights to provide these products from their authors and publishers, on a private label or re-branded basis. Examples include Enterprise Resource Planning (ERP), Billing Systems, Secure Document Transport, Purchasing and Provisioning and Call Center Support.
- ON-NETWORK APPLICATIONS. GII will offer business support and ERP application software, hosted on either a GII or in-country partner's server. Depending on customer need, these products may also include data warehousing.

- CULTURE BASED PORTALS. GII will provide culture based or ethnic Internet portals to United States communities made up of expatriates from the countries where the GII's network services are offered. Within the different portals envisioned, these communities will be offered information in their native language along with various products such as the GII calling card and Internet telephony.




SALES  AND  MARKETING  AND  DISTRIBUTION

SALES STRATEGY. GII's sales efforts target strategic partners in Latin America, Asia and the Pacific Rim where the economies are booming and where there are large influxes of immigration to the United States. The country market penetration strategy used successfully in Mexico and Guatemala will be used in other countries. GII uses the following criteria to establish joint ventures with qualified partners in other countries:

-     sustained  growth;
-     deregulating  telecom  market;
-     burgeoning  expatriate  population  in  the  United  States;
- established and experienced Internet Service Provider (ISP) or a traditional telecom carrier (with the proper in-country licenses and access to distribution facilities);
-     sales  and  support  organization;  and
-     an  existing  customer  base.

GII's sales force is frequently supplemented by senior members of management. Senior management will attract partners to GII through their reputations in the industry and through their industry relationships. Sales representatives are assigned specific accounts based on their level of experience, location and the quality of the relationship between the representative and the customer. Staff is compensated based in large part on incentive-based goals and measurements. In addition to GII's marketing and sales staff, GII relies on it's executive and operations personnel, including the staff of GII's 24-hour- a- day, 7-day-a-week network operations center, to identify sales opportunities within existing customer accounts and to provide quality customer service.



MARKETING STRATEGY. GII's primary marketing and sales support is centralized and directed from GII's headquarters in Villa Park, Illinois. GII has a full-time staff dedicated to it's marketing efforts. The marketing and sales support staff are charged with implementing our marketing strategies, prospecting and producing sales presentation materials and proposals.

GII typically meets potential affiliates at Internet voice trade shows and seminars we conduct on Internet telephony. Potential customers are located through directed sales calls by it's sales personnel and at telephony trade shows. GII also maintain an Internet web site which, among other things, provides information to prospective customers and partners concerning the technical and other requirements for becoming a part of GII.

GII also maintain an Internet web site which, among other things, provides information to prospective customers and partners concerning the technical and other requirements for becoming a part of GII.

TARGET  MARKETS

Based on factors such as political climate, bureaucracy, language, customs, monetary units, bandwidth availability, service offerings, economic climate and countries contributing to United States immigration, GII has identified the following primary markets for its products:



     LATIN AMERICA. The fastest growing Latin American Internet markets are expected to be Brazil and Mexico, followed by Columbia, Argentina and Venezuela. GII's strategic partnership with Protel has already allowed for rapid entrance into this market.

     ASIA-PACIFIC. The Yankee Group, a research firm, estimates that Internet use in Asia is expected to reach 12% of the population, or nearly 374 million people by the end of 2005. Japan, Singapore, Hong Kong, Malaysia, China, India and Pakistan are all target markets for GII.

     China,  Pakistan,  Mexico,  Brazil, Argentina and Guatemala have all signed
contracts  with  GII  to send voice,     data, and fax traffic to and from these
countries.

GII'S  NETWORK

GII has established facilities in the U.S., Mexico and Guatemala and has arrangements with affiliates outside of these countries to place and complete telephone calls on its network in over 200 countries worldwide.

GII's network allows its customers to capitalize on the convergence of voice and data networks. The network interfaces with the public Internet using dedicated lines and alternative channels of transport. It is actively managed around the clock by a Network Operations Center.

GII provides its customers with the cost efficiencies of private data networks and the global reach of the Internet. It offers an intelligent platform from which to offer fast delivery of additional value-added services and applications. GII intends to continue rapid deployment of its network on a global basis by taking advantage of the economies of IP based networks and the opportunities presented in the chosen markets

Since it was first introduced in 1998, network usage grew over 500%. Growth projects for end of year 2000 show continued impressive growth of more than 250% over year-end 1999.

CUSTOMER  RELATIONSHIP  MANAGEMENT

GII recognizes that effective customer care is critical in today's competitive environment. Excellence in customer care directly translates into vendor loyalty and customer longevity. GII is committed to building a foundation of systems and technology that provides ease of access for customers. GII also carefully selects business partners with an established history and strong infrastructure of operational support tools required to meet customer needs. These partners share GII's sales and marketing expertise, and its commitment to customer care. GII will support its in-country partners with industry specialists, each experienced in supporting and directing channel sales activities in Latin America, Asia and Pacific Rim. GII will insure that all in-country personnel have the training needed to effectively market to the target customer.

GII offers customers a 24/7 help desk service through personal and electronic contact options. A high-tech call center with integrated Web connectivity will be co-located with the Network Operations Center. GII's intent is to show customers that GII is listening to their issues and is committed to resolving their problems.


COMPETITION

The long distance telephony market and the Internet telephony market are highly competitive. There are several large and numerous small competitors. The principal competitive factors in the Internet Telephony market include price, quality of service, breadth of geographic presence, customer service, reliability, network size and capacity and the availability of enhanced communications services.

INTERNET PROTOCOL AND INTERNET TELEPHONY SERVICE PROVIDERS. During the past several years, a number of companies have introduced services that make Internet telephony or voice services over the Internet available to businesses and consumers. In addition to GII, AT&T Jens (a Japanese affiliate of AT&T), deltathree.com (a subsidiary of RSL Communications), I-Link, iBasis, Inc. (formerly known as VIP Calling), ICG Communications, IPVoice.com, ITXC Corp. Net2Phone, Inc., and OzEmail (which was acquired by MCI WorldCom), provide a range of voice over the Internet services. These companies offer PC-to-phone or phone-to-phone services that are similar to what GII offers.

TELECOMMUNICATIONS COMPANIES AND LONG DISTANCE PROVIDERS. A number of telecommunications companies, including AT&T, Deutsche Telekom, Level Three, MCI WorldCom and Qwest Communications, currently maintain, or plan to maintain, data networks to route the voice traffic of other telecommunications companies. These companies, which tend to be large entities with substantial resources, generally have large budgets available for research and development, and therefore may further enhance the quality and acceptance of the transmission of voice over the Internet.

SOFTWARE/HARDWARE PROVIDERS. GII also competes with companies which produce software and other computer equipment that may be installed on a user's computer to permit voice communications over the Internet. The quality of communications with these products tend to be poor as they tend to use public Internet for the transmission of communication traffic. They also tend to require each user to have compatible software and hardware equipment. These companies include VocalTec, Netspeak and e-Net.

Many of GII's competitors have substantially greater financial, technical and marketing resources, larger customer bases, longer operating histories, greater name recognition and more established relationships in the industry than we have. As a result, certain of these competitors may be able to adopt more aggressive pricing policies which could hinder GII's ability to market GII's Internet-based voice services. We believe that GII's key competitive advantages are GII's ability to deliver reliable, high quality voice service over the Internet in a cost-effective manner and the size and rapid growth of GII's network. We cannot provide assurances, however, that this advantage will enable us to succeed against comparable service offerings from GII's competitors.

GOVERNMENT  REGULATION

GOVERNMENT  REGULATION

REGULATION OF IP TELEPHONY - GENERAL. GII is a multinational telecommunications company subject to applicable laws and regulations in each of the jurisdictions in which it provides services. GII may also be affected indirectly by the laws of other jurisdictions that affect foreign carriers with which GII does business. Telephone service provided through the use of the Internet and private IP networks is a recent market development which we believe is currently permitted under United States law, however, some foreign countries have laws or regulations that may prohibit voice communications over the Internet.

REGULATION OF IP TELEPHONY - UNITED STATES. The Federal Communications Commission (FCC) regulates communications, including information services and telecommunication services. Currently, Internet and IP Telephony services are not regulated by the FCC or any state agencies. We believe that the IP communications services that we provide constitute information services as opposed to the more highly regulated telecommunication services.

If the FCC were to determine that providers of Internet and IP telephony services are subject to FCC regulations as telecommunications services, the FCC may require these providers to be subject to traditional common carrier regulation, make universal service contributions, and/or pay excess charges. It is also possible that the FCC may adopt a regulatory framework other than traditional common carrier regulations which would apply to Internet and IP telephony providers. If any such regulations are adopted by the FCC, these regulations could materially adversely affect our business, financial condition, operating results and future prospects. We cannot guarantee that GII's services will not be regulated in the future.



State regulatory authorities may also retain jurisdiction to regulate the provision of intrastate Internet and IP telephony services. Several state regulatory authorities have initiated proceedings to examine the regulation of such services. As well, in September 1998, two regional Bell operating companies advised Internet and IP telephony providers that they will impose excess charges on Internet and IP telephony traffic at some point in the future. Increased United States regulation of the Internet may slow its growth, particularly if other governments follow suit, which may negatively impact the cost of doing business over the Internet and materially adversely affect our business, financial condition, results of operations and future prospects.

Portions of our operations may still be subject to state or federal regulation, including regulation governing universal service funding, disclosure of confidential communications, copyright and excise tax issues.

REGULATION OF TELEPHONY SERVICES - INTERNATIONAL. The regulatory treatment of Internet and IP telephony outside of the United States varies widely from country to country. A number of countries that currently prohibit competition in the provision of voice telephony may also prohibit Internet and IP telephony. Other countries permit but regulate Internet and IP telephony. Some countries will evaluate proposed Internet and IP telephony service on a case-by-case basis and determine whether it should be regulated as a voice service or as another telecommunications service. Finally, in many countries, Internet and IP telephony has not yet been addressed by legislation or regulatory action.

We may be subject to regulations in some foreign jurisdictions, or we may be prohibited from providing our services or conducting our business in these foreign jurisdictions. Our failure to qualify as a foreign corporation in a jurisdiction in which we are required to do so or to comply with foreign laws and regulations could materially adversely affect our business, financial condition, operating results and future prospects, including the possibility of subjecting us to taxes and penalties and/or by precluding us from, or limiting us in enforcing contracts in such jurisdictions. This holds true of our partners as well. We cannot be certain that our partners either are currently in compliance with any such requirements, will be able to comply with any such requirements, and/or will continue to be in compliance with any such requirements. The failure of our partners to comply with such requirements could materially adversely affect our business, financial condition, operating results and future prospects.

Recently, IP Telephony service of one of our competitors was blocked in certain countries in Asia and the Middle East by government-controlled telecommunications companies. The Israel Minister of Communications has recently sent another competitor a letter requesting that it cease and desist terminating calls over the Internet in Israel. Although we have not received any similar notices from these regulators and we do not know specifically how these competitors operate in such countries or why they received such notices, there can be no assurance that such regulators or any other regulator may not block our service or send us similar cease and desist orders in the future.

PROPRIETARY  RIGHTS

The Company and GII regards their intellectual property rights, such as copyrights, trademarks, trade secrets, practices and tools, as important to the success of the combined company. To protect their intellectual property rights, the Company intends to rely on a combination of trademark and copyright law, trade secret protection and confidentiality agreements and other contractual arrangements with their employees, affiliates, clients, strategic partners, acquisition targets and others. Effective trademark, copyright and trade secret protection may not be available in every country in which the combined company intends to offer its services. The steps taken by the Company or GII to protect their intellectual property rights may not be adequate, third parties may infringe or misappropriate the combined company's intellectual property rights or the combined company may not be able to detect unauthorized use and take appropriate steps to enforce its rights. In addition, other parties may assert infringement claims against the combined company. Such claims, regardless of merit, could result in the expenditure of significant financial and managerial resources. Further, an increasing number of patents are being issued to third parties regarding Internet telephony processes. Future patents may limit the combined company's ability to use processes covered by such patents or expose the combined company to claims of patent infringement or otherwise require the combined company to seek to obtain related licenses. Such licenses may not be available on acceptable terms. The failure to obtain such licenses on acceptable terms could have a negative effect on the combined company's business.

The Company believes that GII's products, trademark, and other proprietary rights do not infringe on the proprietary rights of third parties.


EMPLOYEES

As of May 9, 2000, GII had sixteen (16) full time employees and one (1) part-time employee. The Company anticipates that the development of its business will require the hiring of additional employees. None of the Company's current employees are covered by any collective bargaining agreement and the Company has never experienced a work stoppage. The Company considers its employee relations to be good. The Company believes its future success will depend in large part on its continuing ability to attract, train and retain highly skilled technical, sales, marketing and customer support personnel.

FACILITIES

The Company corporate headquarters is located in a 3,500 square foot ("sf") facility at 721 East Madison Avenue, Suite 201, Villa Park, Illinois 60181. This facility's lease, has expired and is currently rented on a month to month basis with a base monthly rent of $4,000. The Company also rents 800 sf of office space in Marietta, Georgia on a month to month basis with a base monthly rent of $570 and houses Gateway equipment in the following locations:

- San Antonio, Texas - three year lease expiring May 1, 2001 for 6,000 sf at $4,500 per month;
- Nuevo Laredo, Mexico - one year lease expiring July 15, 2000 for 500 sf at $1,950 per month;
- Monterrey, Mexico - one year lease expiring July 15, 2000 for 500 sf at $2,100 per month;
- Mexico City, Mexico - one year lease expiring August 14, 2001 for 1,000 sf at $ 2,500 per month.

All leases noted above are automatically renewed for additional term unless cancelled by GII in writing.

SELECTED  FINANCIAL  DATA

The following selected financial data is obtained from the unaudited financial statements of GII's predecessor DTA Communications Network, LLC., as of December 31, 1999, 1998 and 1997, which are included elsewhere in Exhibit D to this Information Statement. The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Financial Statements and attached financial notes. Audited financial statements for GII are expected to be ready for filing at the time of Closing the Reorganization Agreement.


                                   GII  FOR  YEAR  ENDED

                             12/31/99     12/31/98    12/31/97
                            -----------  ----------  ----------
Revenue. . . . . . . . . .  25,618,203   4,046,246     792,654
                            -----------  ----------  ----------

Operating Expenses . . . .  27,462,532   4,157,736   1,048,736
                            -----------  ----------  ----------

Gross Profit (Loss). . . .  (1,844,329)   (111,490)   (256,736)



Other Expenses . . . . . .      62,059     182,850           0

Net Income (Loss). . . . .  (1,906,388)   (294,340)   (256,082)

Total Assets . . . . . . .   6,605,400     210,692     211,517

Total Current Liabilities.   5,819,641     761,114           0



MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS. Planned principal operations of GII commenced in 1996, however, to this date GII has received limited revenues. In June 1975, the Financial Accounting Standards Board, in its Statement No. 7, set forth guidelines for identifying an enterprise in the development stage and the standards of financial accounting and reporting applicable to such an enterprise. In the opinion of the Company, GII and its activities from its inception through December 31, 1999 fall within the referenced guidelines. Accordingly, the Company has reported GII's activities in accordance with the aforesaid Statement of Financial Accounting Standards No. 7.


During the years ended December 31, 1999 and 1998 and 1997, GII sustained a net loss of approximately $1,906,388, $ 294,340, and $ 256,082, respectively. These losses are expected to continue for a presently undetermined time. The Company's losses in 1999, independent of GII, were minimal due to lack of business operations.

SALES AND REVENUES. GII has derived (or intends to derive) revenues generally from sale of the products described herein. In order to increase revenue, GII has entered into distribution agreements with Protel and other telecommunications companies who have established distribution into target markets. GII intends to establish a sales and marketing organization and attempt to develop strategic partner relationships with national companies and expand advertising and promotion. No assurances can be given that GII will be successful in these efforts.

LIQUIDITY AND CAPITAL RESOURCES. As of December 31, 1999, GII had net stockholders' deficit of $ 2,987,684, accumulated losses during the development stage of $1,906,388 and a working capital deficit of $3,663,967. There can be no assurance that GII will be able to continue as a going concern or achieve material revenues or profitable operations. GII is dependent on the proceeds of the Private Placement(s) and sufficient cash flow from operations to meet its short-term and long-term liquidity needs. GII may require additional financing beyond the proceeds received in the Private Placements depending on the number of securities sold in the Private Placements and the amount of revenue derived from operations. In this event, no assurances can be given that such financing will be available in the amount required or, if available, that it can be on terms satisfactory to GII.

The maximum proceeds of the Private Placements are intended to be used to provide GII with the necessary capital to maintain and expand its operations for a period of 12 months when GII expects to achieve significant cash flow from operations, although no assurances can be given in this regard.

YEAR 2000 UPDATE. Even though the date is now past January 1, 2000 and GII has not experienced any immediate adverse impact on GII's operations from the transition to the Year 2000, GII cannot provide complete assurance that GII's operations have not been affected in a manner that is not yet apparent or that will arise in the future. In addition, computer programs that were date sensitive to the Year 2000 may not have been programmed to process the Year 2000 as a leap year, and any negative consequential effects remain unknown. As a result, GII will continue to monitor GII's Year 2000 compliance and the Year 2000 compliance of GII's agents. However, GII anticipates no Year 2000 problems that are reasonably likely to have a material adverse effect on GII's operations.

RISKS  RELATED  TO  THE  BUSINESS  OF  GII

The following is a summary of some of the risk factors which may have an impact on the GII's business efforts:

GII HAS A LIMITED OPERATING HISTORY IN A NEW AND RAPIDLY CHANGING INDUSTRY. GII's predecessor DTA Communications Network, LLC commenced offering IP based network and application services in 1996. Accordingly, GII has only a limited operating history on which an evaluation of its prospects can be made. Such prospects must be considered in light of the substantial risks, expenses and difficulties encountered by new entrants into the Internet based voice service industry. Significant on-going risks include GII's ability to:

-     expand  its  subscriber  base  and  increase  subscriber  revenues,
-     compete  favorably  in  a  highly  competitive  market,
-     access  sufficient  capital  to  support  its  growth,
-     recruit,  train  and  retain  qualified  employees,
-     introduce  new  products  and  services,  and
-     upgrade  network  systems  and  infrastructure.

GII cannot be certain that it will successfully address any of these risks. In addition, its business is subject to general economic conditions, which may not be favorable for GII's business in the future.

GII HAS NOT BEEN PROFITABLE AND EXPECT FUTURE LOSSES. GII incurred net losses of approximately $1,906,388 for its fiscal year ended December 31, 1999. GII has not achieved profitability in any quarterly or annual period since inception and expects to continue to incur net losses for the foreseeable future. Although revenues have grown in recent quarters, GII cannot be certain that it will be able to sustain these growth rates or that it will obtain sufficient revenues to achieve profitability. Even if GII does achieve profitability, it cannot be certain that it can sustain or increase profitability on a quarterly or annual basis in the future. GII expects that costs and expenses will continue to increase in future periods, which could negatively affect future operating results.



GII  COULD  BE  REQUIRED  TO  CUT BACK OR STOP ITS OPERATIONS IF IT IS UNABLE TO
OBTAIN NEEDED FUNDING. GII will need to raise additional capital to run its business, repay indebtedness incurred in connection with upgrading its facilities, fund anticipated expansions and meet pre-existing cash obligations through the end of the third quarter of 2000. Should GII be unsuccessful in its efforts to raise capital, it will be required to curtail its expansion plans or it may be required to cut back or stop operations. There can be no assurance that GII will raise additional capital or generate funds from operations sufficient to meet its obligations and planned requirements.

A MARKET FOR GII'S SERVICES MAY NOT DEVELOP. It is uncertain whether a market will develop for GII's IP communications services. The IP communications market is new and rapidly evolving. GII's ability to sell it's services to end users may be inhibited by, among other factors, the reluctance of some end users to switch from traditional communications carriers to IP communications carriers and by concerns with the quality of Internet and IP telephony and adequacy of security in the exchange of information over the Internet. End users in markets serviced by recently deregulated telecommunications providers are not familiar with obtaining services from competitors of these providers and may be reluctant to use new providers, such as GII's. GII's ability to increase revenues from enhanced IP communications services depends on the migration of traditional telephone network traffic to GII's IP network. GII will need to devote substantial resources to educate end users about the benefits of IP communications solutions in general and GII's services in particular. If end users do not accept GII"s enhanced IP communications services as a means of sending and receiving communications GII will not be able to increase the number of paid users or successfully generate revenues in the future.

A  SIGNIFICANT  PORTION  OF  GII'S  REVENUES  ARE  BASED ON SALES TO ITS LARGEST
CUSTOMERS AND ITS REVENUES COULD DECLINE AS A RESULT OF THE LOSS OF THESE CUSTOMERS. GII's three largest customers as a group accounted for approximately 96% and 91% of GII's net revenues for fiscal 1998 and 1999, respectively.
Although GII cannot assure you that its principal customers will continue to purchase products from it at past levels, GII expects a significant portion of its revenue will continue to be concentrated within a small number of customers. The loss of, or significant reduction of, purchases by one or more of these customers could have a material adverse effect on GII.

IF GII FAILS TO CREATE AND MAINTAIN STRATEGIC RELATIONSHIPS WITH INTERNATIONAL CARRIERS ITS REVENUES WILL DECLINE. GII's success depends in part on its ability to maintain and develop relationships with international carriers. The quality of these relationships and the ability of these carriers to market services effectively directly affects GII's revenue. GII has been pursuing joint ventures and business opportunities with new and emerging carriers in foreign markets. These transactions commonly involve certain risks, including, among others, that a strategy or business direction change from a major carrier could have a significant short term impact on GII's revenue. The new and emerging carriers may not acquire as much business as projected due to market competition or other factors, which could lead them to reduce their business with GII. If GII is not able to find suitable carriers operating in attractive markets, it may not be able to enter those markets on a cost-effective basis.

DECREASING  TELECOMMUNICATIONS  RATES  MAY DIMINISH OR ELIMINATE THE COMPETITIVE
PRICING  ADVANTAGE  OF  IP  TELEPHONY  COMMUNICATION  SERVICES.   Decreasing
telecommunications rates may diminish or eliminate the competitive pricing advantage of our enhanced IP communications services and carrier transmission services. International and domestic telecommunications rates have decreased significantly over the last few years in most of the markets in which GII operates, and GII anticipates that rates will continue to be reduced in all of the markets in which GII does business or expect to do business. Users who select IP communications services to take advantage of the current pricing differential between traditional telecommunications rates and IP telephony rates may switch to traditional telecommunications carriers as such pricing differentials diminish or disappear, and GII will be unable to use such pricing differentials to attract new customers in the future. In addition, GII's ability to market it's carrier transmission services to telecommunications carriers depends on the existence of spreads between the rates offered by GII and the rates offered by traditional telecommunications carriers, as well as a spread between the retail and wholesale rates charged by the carriers from which GII obtains wholesale service. Continued rate decreases will require GII to lower it's rates to remain competitive and will reduce or possibly eliminate GII's gross profit from it's carrier transmission services. If telecommunications rates continue to decline, GII may lose users for it's enhanced IP communications services and carrier transmission services.



RAPID TECHNOLOGICAL CHANGE IN TELECOMMUNICATIONS INDUSTRY COULD REDUCE THE DEMAND FOR GII'S SERVICES. The telecommunications industry is subject to rapid and significant changes in technology that may adversely affect the continued use of IP telephony services. In addition, widely accepted standards have not yet developed for the technologies GII uses. GII expects that new services and technologies will emerge in the market in which GII competes. These new services and technologies may be superior to the services and technologies that GII uses, or these new services may render GII's services and technologies obsolete. To be successful, GII must adapt to rapidly changing market by continually improving and expanding the scope of services it offers and by developing new services and technologies to meet customer needs. GII's success will depend, in part, on GII's ability to license leading technologies and respond to technological advances and emerging industry standards on a cost-effective and timely basis. GII will need to spend significant amounts of capital to enhance and expand it's services to keep pace with changing technologies. GII cannot predict the likelihood of these changes and cannot assure you that any technological changes will not materially and adversely affect GII's business and operating results.

GII'S BUSINESS IS EXPOSED TO REGULATORY, POLITICAL AND OTHER RISKS ASSOCIATED WITH INTERNATIONAL BUSINESS. GII conducts a significant portion of its business outside the U.S. and accordingly derives a portion of its revenues and accrues expenses in foreign currencies. Fluctuations in foreign currency exchange rates may affect GII's results of operations and the value of GII's foreign assets, which in turn may adversely affect reported earnings and the comparability of period-to-period results of operations. Changes in currency exchange rates may affect the relative prices at which GII and foreign competitors sell products in the same market. In addition, changes in the value of the relevant currencies may affect the cost of items required in GII's operations. Accordingly, GII's results of operations may be materially affected by international events and fluctuations in foreign currencies. GII does not employ foreign currency controls or other financial hedging instruments.

GII's international operations and business expansion plans are also subject to a variety of government regulations, currency fluctuations, political uncertainties and differences in business practices, staffing and managing foreign operations, longer collection cycles in certain areas and potential changes in tax laws. Governments may adopt regulations or take other actions, including raising tariffs, that would have a direct or indirect adverse impact on GII's business opportunities within such governments' countries. Furthermore, from time to time, the political, cultural, and economic climate in various national markets and regions of the world may not be favorable to its operations and growth strategy.

EXTENSIVE REGULATION-REGULATORY MATTERS COULD IMPACT ON GII'S ABILITY TO CONDUCT BUSINESS. Existing and future governmental regulation may substantially affect the way in which GII conducts business and the procedural and substantive regulatory requirements with which it must comply. These regulations may increase the cost of doing business or may restrict the way in which GII offers products and services. There is no way to predict the future regulatory framework of the IP telephony business. These regulations are summarized in more detail in the section entitled "Regulation."

THE LOSS OF KEY PERSONNEL COULD WEAKEN GII'S TECHNICAL AND OPERATIONAL EXPERTISE, DELAY ENTRY INTO NEW MARKETS AND LOWER THE QUALITY OF ITS SERVICE. GII's success depends on the continued efforts of its senior management team and its technical, marketing and sales personnel. GII also believes that to be successful it must hire and retain highly qualified engineering personnel. Competition in the recruitment of highly qualified personnel in the telecommunications industry is intense. Hiring employees with the skills and attributes required to carry out its strategy can be time consuming. GII may not be able to retain or successfully integrate existing personnel or identify and hire additional qualified personnel. If GII loses the services of key personnel or is unable to attract additional qualified personnel, its business could be materially and adversely affected. GII does not have key-man life insurance. GII initiates and maintains its relationships with foreign carriers in its targeted markets through the combined efforts of its senior management team. GII believes that its success in entering into operating agreements with its foreign partners is due largely to its reputation along with personal relationships which its senior management team have developed with the appropriate officials at foreign carriers.

FORWARD-LOOKING  STATEMENTS

Certain statements included in this Information Statement regarding the Company and GII which are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of the Company and GII after the Reorganization. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of GII's sales strategies, market acceptance of GII's products and services, GII's ability to obtain a larger number and size of contracts, the timing of contract awards, work performance and customer response, the impact of competitive products and pricing, and technological developments by GII's competitors. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.




                              ELECTION OF DIRECTORS
                              ---------------------

Because the current officers of the Company will resign their positions with the Company at the closing of the Reorganization and the eleven new directors will be elected by the stockholders pursuant to this Information Statement, all of the information set forth in this Section regarding the "Election of Directors" pertains to those executives of GII who will become directors and officers of the Company on the closing of the Reorganization. Information regarding the current officers and directors of the Company is set forth in the Company's Annual Report for 1999, which accompanies this Information Statement.

INFORMATION  CONCERNING  NOMINEES

The following nominees of GII and Mr. Gushlak are expected to become executive officers and directors of the Company at the closing of the Reorganization.


NAME                  AGE                  EXPECTED POSITION WITH COMPANY
--------------------  ---  --------------------------------------------------------------
Robert J. Donahue. .   60  President, Chief Executive Officer and Director
--------------------  ---  --------------------------------------------------------------

Daniel M. Wickersham   54  Executive Vice President, Chief Operating Officer and Director
--------------------  ---  --------------------------------------------------------------

Colum P. Donahue . .   26  Vice President of Network Operations and Director
--------------------  ---  --------------------------------------------------------------

Barry Toser. . . . .   42  Senior Vice President of Sales and Marketing, and Director
--------------------  ---  --------------------------------------------------------------

Jonathan Greenhill .   46  Director and General Counsel
--------------------  ---  --------------------------------------------------------------

Paul Fritz . . . . .   58  Director
--------------------  ---  --------------------------------------------------------------

Richard Wilson . . .   57  Director
--------------------  ---  --------------------------------------------------------------

Myron Gushlak. . . .   30  Director
--------------------  ---  --------------------------------------------------------------

Carm Adimando. . . .   55  Director
--------------------  ---  --------------------------------------------------------------

Robert H. Kohn . . .   42  Director
--------------------  ---  --------------------------------------------------------------



The following describes the principal occupation of each officer and director of the Company for the previous five years:

ROBERT J. DONAHUE - PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Donahue founded GlobalNet in 1996, and has been serving as CEO and President since that time. His career began in 1961 in the defense unit of GTE Automatic Electric, where he was introduced to various aspects of telecommunications. In 1977, Mr Donahue became Vice President of United Telephone. That same year, he founded Donahue Telecom Associates Inc. and his experience in the international telecommunications arena began. That enterprise provided customized telecom consulting services to major multinational corporations. In 1986, Mr. Donahue founded Standard Telecom, Inc., which served as a major rebiller for telecommunications giants including Sprint and AT&T, and was one of the original fifteen charter members of the TRA. In 1995, Mr. Donahue founded DTA Communications Networks, LLC ("DTA"), now merged with GlobalNet, which provided international transport and billing services. Mr. Donahue graduated from Loras College in 1961, has been married for 34 years and has 5 children.



DANIEL M. WICKERSHAM - EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER. Mr. Wickersham joined the Company in January 2000 with more than 30 years of telecommunications industry experience. He brings international and domestic hands-on expertise in telecommunication and information technology, ranging from engineering, operating and business management to sales/marketing. Previously, Mr. Wickersham was President and COO of WorldPort Communications, Inc. He is known for his business development and revenue generating skills, which are a product of his strong global industry relationships. Telecommunication network accomplishments include Tenneco, U.S. Army, several Bell Operating Companies and a number of local cable organizations. Mr. Wickersham holds a BS in Engineering and a MBA in Engineering Management and has successfully completed the Executive Management Program at Rice University. In parallel with his civilian accomplishments, Mr. Wickersham recently retired from the U.S. Army Active Reserve as a Lieutenant Colonel with over 30 years of continuous combined Active and Active Reserve service. His career was mostly comprised of service as a Signal Corp Officer with a specialty in Telecommunications and Information Management.

COLUM P. DONAHUE - VICE PRESIDENT OF NETWORK OPERATIONS. Mr. Donahue began his career in telecommunications with DTA Communications Network, LLC, now merged with GlobalNet. Starting in technical support, Mr. Donahue gained hands-on experience in every aspect of telecom business. He was responsible for the start-up activities and service coordination of new and existing international networks. Mr. Donahue was also responsible for establishing new customers, arranging for network interconnection and negotiating international carrier rates. In his position at GlobalNet as Vice President of Network Operations, Mr. Donahue supervises and directs all network support activities in the U.S.
and abroad, including the design and implementation of the GlobalNet Networks Operations Center. Mr. Donahue holds a BA in Business Management from the University of Wisconsin.

BARRY TOSER - SENIOR VICE PRESIDENT OF SALES AND MARKETING. Mr. Toser joined the Company in March 2000 with more than twenty years experience in the telecommunications arena. Previously, Mr. Toser was Vice President of Global Carrier Services for Destia Communications where he successfully expanded the Company's operations in North America and Europe. In that capacity, he was responsible for the sales and support efforts of more than twenty people in the U.S. and Europe. Prior to this, Mr. Toser was Vice President and General Manager for AlphaNet Telecom, a carrier-to-carrier VoIP organization based in Toronto, Canada. Mr Toser also serviced as Vice President of U.S. Sales for

Teleglobe International in 1996-1997. While at Teleglobe, Mr. Toser directed the sales and service responsibilities for all wholesale, commercial, and Regional Bell Operating Company accounts. Before joining Teleglobe, Mr. Toser directed sales, marketing and customer retention activities for Cable and Wireless, Inc. from 1987 through 1995. Mr. Toser holds a BA from the University of Maryland.

JONATHAN GREENHILL - BOARD OF DIRECTORS AND GENERAL COUNSEL. Mr. Greenhill is a partner and principal in the New York firm of Greenhill Partners, P.C., specializing in commercial transactions, litigation, and insurance defense. Mr. Greenhill was admitted to practice in New York and in U.S. District court for the southern and Eastern Districts of New York (1981) and the U.S. Court of Appeals, 4th Circuit (1996). Prior to entering private practice, Mr. Greenhill served for a decade in the U.S. Foreign Service, as a Political and Economic officer, in Latin America and Europe, and was Assistant Director of the Public Affairs Program at the University of Denver. Mr. Greenhill graduated from the Johns Hopkins University (B.A., 1976), New York University (M.P.A. with Distinction, 1978) and the University of Denver College of Law (J.D., 1980). He is a member of the Association of the Bar of the City of New York, the American Bar Association, the Loss Executives Association and the Johns Hopkins Alumni, New York Board of Directors. He is fluent in Spanish and French.

PAUL FRITZ - BOAR OF DIRECTORS. Mr. Fritz is the founder, Chairman and President of Chicago Consolidated Communications, Chicago, Illinois. His company is one of the leading distributors of voice and data equipment for Lucent Technologies. Chicago Consolidated Communications, markets, installs and maintains systems throughout the country. Mr. Fritz has held positions with Rolm/IBM Corporation as Vice President of Marketing, Nortel as Director of Sales and marketing positions with Ameritech.

RICHARD WILSON - BOARD OF DIRECTOR. Mr. Wilson is Persident of REW & Associates, a consulting firm that specializes in international carriers, both foreign and domestic. From 1993 to 1996, he was Vice President of Acquisitions for Midcom, a $200,000,000 provider of long distance services. Mr. Wilson was founder of Feek's Telcom and sold this company to McCaw Communications. He has also held management positions for Communications Network, Inc. and Motorola. Mr. Wilson was one of the founders and has been Chairman/Board of Directors of the Telecommunications Resellers Association (TRA) and a past President of TRA. He attended Central Missouri State University.

MYRON GUSHLAK - BOARD OF DIRECTORS. Mr. Gushlak currently serves as Managing Director of Imperium Capital. A San Francisco based private venture capital Company that provides financing and ongoing management to technology companies, with a specific focus on the media/entertainment and telephony. Accomplishments include the initial funding and public listing of Emusic.com, the leading provider of downloadable music; the initial funding and public listing of netValue Holdings, Inc., a leading public internet incubator, and the initial funding and public listing of GlobalNet, one of the largest North American based VoIP providers. He also is a co-founder and on the board of directors of Laugh.com, Sticky Networks, a multilayer search tool company founded by the former CEO of Infoseek; and, is on the board of advisors of netValue Holdings, Inc. Also, Mr. Gushlak sits on the board of directors of Netmaster, Inc. a Canadian based Linux software company. Prior to this, he was a Broker at one of Canada's largest Independent brokerage firms.



CARM ADIMANDO - BOARD OF DIRECTORS. Carm Adimando is Chairman and President of CARMCO Investements, LLC. Mr. Adimando is also Chairman of Cordillers Asset Management, a money management firm in Denver, Co. Mr. Adimando retired from Pitney Bowes in 1996 where he had been Vice President. Treasurer and Chief Financial Officer. Prior to joining Pitney Bowes, Mr. Adimando held positions with American Airlines, Burndy Corporation, Deloitte, Haskins & Sells and Morgan Guaranty Trust. He is a member of the Board of Directors of Sensory Science, Inc. and Counsel Press, LLC. He is on the Board of Oversees of the University of Connecticut of Business and the Board of Regents of Sacred Heart University. He is also on the Advisory Board for the Franciscan Friars of the Atonement and Board of Directors of St. Vincent's Hospital Foundation, Fairfield, CT.

ROBERT H. KOHN - BOARD OF DIRECTORS. Mr. Kohn is a co-founder and Chairman of the Board of Emusic. Prior to 1998, he was Vice President, Business Development and General Counsel of Pretty Good Privacy, Inc., a developer and marketer of Internet encryption and security software. From 1987 until 1996, he was Senior Vice President of Corporate Affairs of Borland International, a software company. Mr. Kohn served as chief legal counsel for Ashton-Tate Corporation and as an attorney for Ruden & Richman, and entertainment law firm whose clients included Frank Sinatra, Liza Minelli, Cher and Warner Brothers Music. He was also an Associate Editor of the Entertainment Law Reporter, for which he continues to serve as a member of the Advisor Board. A Member of the California Bar Association, Mr. Kohn co-authored Kohn on Music Licensing, a treatise on music industry laws for lawyers, music publishers and songwriters. Mr. Kohn is also and adjunct Professor of Law at the Monterey College of Law, where he teaches Corporate Law.

EXECUTIVE  COMPENSATION

Directors are permitted to receive fixed fees and other compensation for their services as directors, as determined by the Board of Directors. No amounts have been paid to directors of the Company in such capacity since inception.

GII paid Mr. Robert J. Donahue received a salary of $ 207,000 and $ 189,000 for 1999 and 1998, respectively in his capacity as President and Chief Executive Officer. Mr. Colum Donahue received a salary of $ 38,000 and $ 13,319 for 1999 and 1998, respectively for acting as Vice President of Network Operations. All other directors received no salary. From time-to-time over the past few years, GII has accrued salaries of its executive officers. At January 31, 2000, such arrears total approximately $ 175,000.

During the period from inception to December 31, 1999, no cash compensation was paid to any of the directors of GII for serving in such capacity. GII's Board of Directors has complete discretion as to the appropriateness of:

-     key-man  life  insurance,
-     obtaining  officer  and  director  liability  insurance,
- employment contracts with and compensation of executive officers and directors,
-     indemnification  contracts,  and
-     bonuses and incentive plans to award executive officers and key employees.

The following table sets forth the annual salary for each executive officer of the Company which will be in effect as of the Closing of the Reorganization:


                                         ANNUAL SALARY
NAME                                        OFFICE                        2000 (PROJECTED)(1)
---------------------  -------------------------------------------------  --------------------
Robert J. Donahue . .  President, Chief Executive Officer                 $         230,000(2)
---------------------  -------------------------------------------------  --------------------

Daniel M. Wickersham.  Executive Vice President, Chief Operating Officer  $           200,000
---------------------  -------------------------------------------------  --------------------

Colum P. Donahue. . .  Vice President of Network Operations               $         150,000(2)
---------------------  -------------------------------------------------  --------------------

Barry Toser . . . . .  Senior Vice President of Sales and Marketing       $           150,000
---------------------  -------------------------------------------------  --------------------

Vacancy to be filled.  Senior V.P. and Chief Financial Officer            $           225,000
---------------------  -------------------------------------------------  --------------------


(1)     The  definitive compensation of the Company's officers will be determined by the Board of  Directors  of  the  Company.
(2)     As  a  term  of  the  Reorganization  Agreement the Company will enter into employment agreements  with Messrs. Robert J. Donahue and Colum P. Donahue who are considered key persons to  the  success  of  the  business.



As a term of the Reorganization Agreement the Company intends to enter into employment agreements with Mr. Robert J. Donahue as Chief Executive Officer and President, and Colum P. Donahue as Vice President of Network Operations for a term commencing on Closing of the Reorganization and continuing until January 1, 2001, unless otherwise terminated pursuant to the terms of their individual employment agreements. The Company expects it will also enter into an employment contract with Mr. Dan Wickersham as Executive Vice President, Chief Operating Officer. Pursuant to these Agreements, Mr. R.J. Donahue is to be paid a base salary of $230,000 per annum, Mr. Donahue a base salary of $150,000 per annum and Mr. Wickersham a base salary of $200,000 per annum. Each will also be entitled to the following: major medical health benefits equivalent to that provided to the officers in GII; indemnification from any claim or law suit which may be asserted against him when acting in their official capacity for GII provided that said indemnification is not in violation of any federal or state law or rule or regulation of the Securities and Exchange Commission; and options to purchase up to purchase shares of the Common Stock of the Company. Each employment agreement also contains certain provisions with respect to disability, termination, confidentiality and non-competition.

BOARD  OF  DIRECTORS  REPORT  ON  EXECUTIVE  COMPENSATION

The Board of Directors of GII has been composed of Robert J. Donahue, Chairman of the Board, Chief Financial Officer, Treasurer, Jonathan Greenhill, Secretary, Colum Donahue, Barry Toser, Richard Wilson, and Paul Fritz.

The  Company's  Board of Directors, which will include Robert J. Donahue, Daniel
M. Wickersham, Colum P. Donahue, Barry Toser, Michael Karnes, Jonathan Greenhill, Paul Fritz, Richard Wilson, Myron Gushlak, Carm Adimando, and Robert Kohn, will be responsible for reviewing and determining the annual salary and other compensation of the executive officers and key employees of the Company. The goals of the Company are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. The Company provides base salaries to its executive officers and key employees sufficient to provide motivation to achieve certain operating goals. Although salaries are not specifically tied to performance, incentive bonuses are available to certain executive officers and key employees. In the future, executive compensation may include without limitation cash bonuses, stock option grants and stock reward grants. In addition, the Company may set up a pension plan or similar retirement plans.

STOCK  OPTIONS

There are currently no stock options outstanding. The Board of Direction and Majority Shareholders have adopted and approved an incentive stock option plan (the "Plan") providing for the granting of stock options to officers, directors, employees and key consultants of the Company and its subsidiaries or affiliates. It is expected that this stock option plan will be registered on Form S-8 with the Securities and Exchange Commission. (See "2000 STOCK OPTION PLAN" for further details.)

FAMILIAL  RELATIONSHIPS

Messrs.  Bob  Donahue  and  Colum  Donahue  are  father  and  son  respectively.

INDEMNIFICATION

Article Fifteen of the Company's Certificate of Incorporation provides for it to indemnify any and all directors and officers whom it shall have power to indemnify under Section 78.751 of the Nevada Revised Statutes from and against any and all of the expenses, liabilities or other matter referred to in or covered by such section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which the persons so indemnified may be entitled under any By-Law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity by holding such office, and shall continue as to a person who has ceased to be a director of officer and shall inure to the benefits of the heirs, executors and administrators of such a person. The Company has been advised that it is the position of the SEC that insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Act, that such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.



                             2000 STOCK OPTION PLAN
                             ----------------------

GENERAL.

The Board of Directors and Majority Shareholders have adopted and approved a stock option plan (the "Plan"). The purpose of the Plan is to enable the Company to offer it's officers, directors, employees and consultants and advisors performance-based incentives and other equity interests in the Company, thereby attracting, retaining, and rewarding such personnel. The Company believes that increased share ownership by such persons more closely aligns stockholder and employee interests by encouraging a greater focus on the profitability of the Company. There is reserved for issuance under the Plan an aggregate of 3,000,000 shares of Common Stock. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. In addition, awards of or rights to purchase shares of the Company's Common Stock ("Stock Rights") may be granted under the Plan. A copy of the Plan is attached as Exhibit E.

ADMINISTRATION.

The Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Administrator"). The Administrator, subject to the terms and conditions of the plan, has authority to:

-     select  the  persons  to  whom options and Stock Rights are to be granted;
- determine the number of shares of Common Stock to be covered by each option and Stock Right granted;
-     approve  forms  of  option  agreement  for  use  under  the  Plan;
-     determine  the  terms  and  conditions  of  any  option  or  Stock  Right;
- reduce the exercise price of any option or Stock Right if the fair market value of the Common Stock covered by such Option or Stock Right has declined since the date the option or Stock Right was granted;
-     institute  an  option  exchange  program;
-     interpret  the  Plan  and  awards  granted  under  the  Plan;
- prescribe, amend and rescind rules and regulations relating to the Plan or sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
-     modify  or  amend  each  option  or  Stock  Right  issued;
- allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the shares to be issued on exercise of an option or Stock Right that number of shares having a fair market value equal to the amount required to be withheld;
- authorize any person to execute on behalf of the Company any instrument required to effect the grant of an option or Stock Right previously granted by the Administrator; and
- make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

 All decisions, interpretations and other actions of the Administrator are final and binding on all holders of options and Stock Rights.

ELIGIBILITY;  LIMITATIONS  OF  OPTIONS.

Non-statutory stock options and Stock Rights may be granted under the Plan to employees, directors and consultants of the Company or any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. As discussed above, Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of the Company, options to purchase more than 1,000,000 shares of Common Stock plus options to purchase up to an additional 1,000,000 shares of Common Stock in connection with such employee's initial commencement of service to the Company.

TERMS  AND  CONDITIONS  OF  OPTIONS.

Options granted under the Plan are subject to additional terms and conditions under the individual option agreement. These terms and conditions include:

- EXERCISE PRICE. The Administrator will determine the exercise price of options granted at the time of grant. The exercise of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. The exercise price of a non-statutory stock option may be determined by the Administrator, provided however, the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant.

- EXERCISE OF OPTION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option.

- FORM OF CONSIDERATION. The means of payment for shares issued on exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

- TERM OF OPTION. The term of an incentive stock option may be no more than ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

- TERMINATION OF EMPLOYMENT. If an optionee's employment, directorship or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or stock option agreement or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

- PERMANENT DISABILITY; DEATH. If an optionee's employment, directorship or consulting relationship terminates as a result of permanent and total disability (as defined in the Code) or death, then all options held by such optionee under the Plan will generally expire on the earlier of (i) twelve months from the date of termination of optionee's employment or (ii) the expiration date of the option. The optionee or, if applicable, the executor or other legal representative of the optionee's estate may exercise all or part of the optionee's option at any time before such expiration to the extent that the option was exercisable at the time of termination of employment.

- NON-TRANSFERABILITY OF OPTIONS. Options granted under the Plan generally are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

- VALUE LIMITATION. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess portion of such option will be treated as a non-statutory stock option.

- OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

STOCK RIGHTS. A Stock Right may award the recipient Common Stock or may give the recipient the right to purchase Common Stock. Shares received or purchased pursuant to a Stock Right are subject to a restricted stock agreement between the Company and the recipient. Unless the Administrator determines otherwise, the restricted stock agreement will give the Company a reacquisition option exercisable on the voluntary or involuntary termination of the recipient's employment or consulting relationship with the Company for any reason (including death and disability). The acquisition price for any shares reacquired by the Company will be the original price paid by the recipient, if any. The reacquisition option lapses at a rate determined by the Administrator. A Stock Right and the stock acquired (while restricted) is generally nontransferable other than by will or the laws of descent and distribution.

ADJUSTMENTS  OF  OPTIONS  ON  CHANGES  IN  CAPITALIZATION.



In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar changes in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or Stock Right outstanding under the Plan, and the exercise price of any such award. In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee will fully vest in and have the right to exercise the optionee's option or Stock Right as to all of the optioned stock, and shall release all restrictions on any restricted stock prior to the consummation of the liquidation or dissolution. In the event of a merger, sale or reorganization of the Company into another corporation that results in a change of control of the Company, options that would have become vested within 18 months after the closing date of the merger transaction will accelerate and become fully vested on the closing of the transaction. In the event of a change of control transaction, any other outstanding options that are not accelerated would be assumed by the successor company or an equivalent option would be substituted by the successor company. If any of these options are not assumed or substituted, they would terminate.

AMENDMENT  AND  TERMINATION  OF  THE  PLAN.

The Administrator may amend, alter, suspend or terminate the Plan, or any part of the Plan, at any time and for any reason. No such action by the Board or stockholders may alter or impair any option or Stock Right previously granted under the Plan without the written consent of the optionee/recipient. Unless terminated earlier, the Plan will terminate ten years from the date of its approval by the stockholders or the Board, whichever is earlier.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  OPTIONS

INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or on its exercise, although the exercise may subject the optionee to the alternative minimum tax. On a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of:

-     the fair market value of the shares at the date of the option exercise; or
-     the  sale  price  of  the  shares.

Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income on such a premature disposition may apply if the optionee is an officer, director, or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

NON-STATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. On exercise, the optionee recognizes taxable income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. On a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.



STOCK RIGHTS. Restricted stock is generally acquired pursuant to Stock Rights. At the time of acquisition, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the recipient will not generally recognize ordinary income at the time of acquisition. Instead, the recipient will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to reacquire the stock on the recipient's termination of employment with the Company. At such times, the recipient will recognize ordinary income measured as the difference between the purchase price (if any) and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The purchaser may accelerate to the date of acquisition his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

The foregoing is only a summary of the effect of federal income taxation on optionees and the Company with respect to the grant and exercise of options, and on recipients of Stock Rights, under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.


                             INDEPENDENT ACCOUNTANTS
                             -----------------------

The Company's current auditor is the Salt Lake City firm of Andersen Andersen & Strong. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.

                       WHERE YOU CAN FIND MORE INFORMATION
                       -----------------------------------

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York, New York 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.


                     INCORPORATION OF DOCUMENTS BY REFERENCE
                     ---------------------------------------

The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you without re-printing the information in this Information Statement by referring you to prior and future filings with the SEC. The information we incorporate by reference is an important part of this Information Statement, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference the following documents filed by the Company pursuant to the Securities Exchange Act of 1934: (i) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999; and (ii) any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. You may request a copy of these filings (other than an exhibit to any of these filings unless we have specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning us at the following address:

Rich  Earth,  Inc.
c/o  Venture  Law  Corporation
618  -  688  West  Hastings  Street
Vancouver,  British  Columbia  V6B  1P1
Telephone  No.:  (604)  659-9188

You should rely only on the information we have provided or incorporated by reference in this Information Statement or any supplement. We have not authorized any person to provide information other than that provided here. We have not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.